As filed with the Securities and Exchange Commission on June 30, 2000
                        Securities Act File No. 33-53800
                    Investment Company Act File No. 811-07324
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

         Pre-Effective Amendment No. ____                                [ ]
         Post-Effective Amendment No. 21                                 [X]

                                     and/or

REGISTRATION  STATEMENT  UNDER THE  INVESTMENT  COMPANY ACT OF 1940      [X]

         Amendment No. 22                                                [X]

                        (Check appropriate box or boxes.)


                         GARDNER LEWIS INVESTMENT TRUST
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317
   --------------------------------------------------------------------------
            (Address of Principal Executive Offices)             (Zip Code)


  Registrant's Telephone Number, including Area Code (252) 972-9922
                                                     --------------

                              C. Frank Watson, III
   105 North Washington Street, Post Office Box 69, Rocky Mount, NC 27802-0069
   ---------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 With Copies to:
                                 ---------------
                                 Jane A. Kanter
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401



Approximate Date of Proposed Public Offering:  As soon as practicable  after the effective date of this filing.
                                               ---------------------------------

It is proposed that this filing will become effective:  (check appropriate box)

     [X] immediately upon filing pursuant to paragraph (b);
     [ ] on ______ (date) pursuant to paragraph (b);
     [ ] 60 days after filing pursuant to paragraph (a)(1);
     [ ] on ______ (date) pursuant to paragraph (a)(1);
     [ ] 75 days after filing pursuant to paragraph (a)(2); or
     [ ] on ______ (date) pursuant to paragraph (a)(2) of rule 485.

                         GARDNER LEWIS INVESTMENT TRUST


                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
The Chesapeake Growth Fund
    -Part A - Institutional Shares Prospectus
    -Part A - Super-Institutional Shares Prospectus
    -Part A - Class A Investor Shares Prospectus
    -Part B - Statement of Additional Information
The Chesapeake Core Growth Fund
    -Part A - Prospectus
    -Part B - Statement of Additional Information
Part C - Other Information and Signature Page
Exhibits

                                     PART A
                                     ======


Cusip Number 36559B401                                       NASDAQ Symbol CHESX
________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                              INSTITUTIONAL SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  June 30, 2000






The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Super-Institutional Shares and Class A Investor Shares, which are offered by other prospectuses.






                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863











The Securities and Exchange Commission has not approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND .....................................................................2
--------
      Investment Objective....................................................2
      Principal Investment Strategies.........................................2
      Principal Risks of Investing in the Fund................................3
      Bar Chart and Performance Table.........................................4
      Fees and Expenses of the Fund...........................................5

MANAGEMENT OF THE FUND .......................................................6
----------------------
      The Investment Advisor..................................................6
      The Administrator.......................................................6
      The Transfer Agent......................................................6
      The Distributor.........................................................7

INVESTING IN THE FUND.........................................................7
---------------------
      Minimum Investment......................................................7
      Purchase and Redemption Price...........................................7
      Purchasing Shares.......................................................8
      Redeeming Your Shares...................................................9

OTHER IMPORTANT INVESTMENT INFORMATION.......................................11
--------------------------------------
      Dividends, Distributions, and Taxes....................................11
      Financial Highlights ..................................................12
      Additional Information.........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1 billion and $10 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $10 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stocks and securities convertible into common stocks.

In making investment decisions for the Fund, Gardner Lewis Asset Management ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

     o  new product introductions,
     o  new distribution strategies,
     o  new manufacturing technology, and/or
     o  new management team or management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o  growth rate of earnings,
     o  financial performance,
     o  management strengths and weaknesses,
     o  current market valuation in relation to earnings growth,
     o  historic and comparable company valuations,
     o  level and nature of the company's debt, cash flow, working capital, and
     o  quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or on the over-the-counter markets. While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

o the anticipated price appreciation has been achieved or is no longer probable;
o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
o alternative investments offer, in the view of the Advisor, superior potential for appreciation.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested and there can be no assurance that the Fund will be successful in meeting its objective. The following sections describe some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because of the fact that the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. The degree of portfolio activity may also have an effect on the tax consequences of capital gain distributions. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure, the Advisor may determine that market conditions warrant investing in investment-grade bonds, U.S. Government Securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.


BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Chesapeake Growth Fund Institutional Shares by showing (on a calendar year basis) changes in the Fund's average annual total returns from year to year for the Fund's Institutional Shares and by showing (on a calendar year basis) how the Fund's Institutional Shares average annual returns for one year, five years, and since inception compare to those of broad-based securities market indexes. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



                 Year to Year Total Returns (as of December 31)

[BAR GRAPH HERE]:

          1995      27.05%
          1996      16.76%
          1997      15.40%
          1998      12.50%
          1999      51.95%


o During the 5-year period shown in the bar chart above, the highest return for a calendar quarter was 43.15% (quarter ended December 31, 1999).
o During the 5-year period shown in the bar chart above, the lowest return for a calendar quarter was -22.31% (quarter ended September 30, 1998).
o The year-to-date return of the Institutional Shares as of the most recent calendar quarter was 22.82% (quarter ended March 31, 2000).

--------------------------------------------------------------------------------
Average Annual Total Returns         Past 1         Past 5            Since
Period ended December 31, 1999        Year           Years          Inception *
--------------------------------------------------------------------------------
The Chesapeake Growth Fund
Institutional Shares                 51.95%          23.94%           22.28%
--------------------------------------------------------------------------------
Russell 2000 Index**                 22.10%          16.71%           14.09%
--------------------------------------------------------------------------------
S&P 500 Total Return Index ***       21.04%          28.54%           25.47%
--------------------------------------------------------------------------------

*     April 6, 1994 (inception date of the Fund's Institutional Shares)
** The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. In the prior year's prospectus, the NASDAQ Industrials Index was used for comparison purposes. However, the Advisor feels that the Russell 2000 Index is a more accurate comparison to the Fund's investment strategy than the NASDAQ Industrials Index. The NASDAQ Industrials Index is a capitalization-weighted, unmanaged index of all NASDAQ stocks in the industrial sector.
*** The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund:

                   Shareholder Fees for Institutional Shares
                   (fees paid directly from your investment)
                   -----------------------------------------

      Maximum sales charge (load) imposed on purchases
          (as a percentage of offering price) .........................None
      Redemption fee ..................................................None


             Annual Fund Operating Expenses for Institutional Shares
                 (expenses that are deducted from Fund assets)
                 ---------------------------------------------

      Management Fees.................................................1.00%
      Distribution and/or Service (12b-1) Fees.........................None
      Other Expenses..................................................0.21%
                                                                      -----
      Total Annual Fund Operating Expenses............................1.21%*
                                                                      =====

 * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Shares of the Fund for the fiscal year ended February 29, 2000. The Fund has entered into brokerage/service arrangements with specific brokers who have agreed to pay certain expenses of the Fund. As a result of these arrangements, for the fiscal year ended February 29, 2000, the Total Annual Fund Operating Expenses of the Institutional Shares of the Fund were 1.17% of the average daily net assets of the Institutional Shares of the Fund. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future. See the "Brokerage/Service Arrangements" section below.

Example. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1) You invest $10,000 in the Fund for the periods shown;
     (2) You reinvest all dividends and distributions;
     (3) You redeem all of your shares at the end of those periods;
     (4) You earn a 5% total return; and
     (5) The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

--------------------------------------------------------------------------------
Period Invested         1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Your Costs               $123           $384          $665          $1,466
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND
                             ----------------------


THE INVESTMENT ADVISOR

The Fund's Advisor, Gardner Lewis Asset Management, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. Mr. Gardner and John L. Lewis, IV are principals of the Advisor and executive officers of the Trust. They have been responsible for day-to-day management of the Fund's portfolio since its inception in 1993. They have been with the Advisor since its inception on April 2, 1990. The Advisor has approximately $3.5 billion in assets under management and provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, individuals, as well as other investment companies. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended February 29, 2000. This program has been reviewed by the Board of Trustees, subject to the provisions and guidelines as clearly outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Capital Investment Group, Inc. may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and the 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.



                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional  Shares  of the Fund are sold and  redeemed  at net  asset  value.
Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $1,000,000 and the minimum additional investment is $5,000 ($100 for those participating in the automatic investment plan.) The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

                      The Chesapeake Growth Fund
                      Institutional Shares
                      c/o NC Shareholder Services
                      107 North Washington Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Institutional Shares" to your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For: The Chesapeake Growth Fund - Institutional Shares Acct. # 2000000862068
                      For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $5,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional or Super-Institutional Shares, and Investor Shares may not be exchanged among the various Classes of Investor Shares (i.e., Class C Shares may not be exchanged for Class A or Class D Shares and Class D Shares may not be exchanged for Class A Shares). Notwithstanding the foregoing, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such Fund.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.



REDEEMING YOUR SHARES

Regular Mail Redemptions.Regular mail redemption request should be addressed to:

                        The Chesapeake Growth Fund
                        Institutional Shares
                        c/o NC Shareholder Services
                        107 North Washington Street
                        Post Office Box 4365
                        Rocky Mount, North Carolina  27803-0365

Regular mail redemption request should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The name of the Fund and class of shares,
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $1,000,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $1,000,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $1,000,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years ended February 29, 2000, February 28, 1999, 1998, and 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. The financial data for the prior fiscal year were audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund at 1-800-430-3863.


                                                        Institutional Shares
                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended   Year  ended  Year ended   Year ended   Year ended
                                                                 February 28, February 28, February 28, February 29, February 29,
                                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                $16.60      $17.86       $16.26       $14.45       $11.31

     Income (loss) from investment operations
       Net investment loss                                         (0.21)      (0.17)       (0.15)       (0.13)       (0.05)
       Net realized and unrealized gain (loss) on investments      17.92       (0.63)        4.22         1.94         3.38
                                                                 --------   ---------    ---------    ---------   ----------

         Total from investment operations                          17.71       (0.80)        4.07         1.81         3.33
                                                                 --------   ---------    ---------    ---------   ----------

     Distributions to shareholders from
       Net investment income                                       (0.00)       0.00         0.00         0.00        (0.11)
       Tax return of capital                                        0.00        0.00        (0.53)        0.00         0.00
       Distribution in excess of net realized gains                 0.00       (0.03)        0.00         0.00         0.00
       Net realized gain from investment transactions              (1.23)      (0.43)       (1.94)        0.00        (0.08)
                                                                 --------   ---------    ---------    ---------   ----------

         Total distributions                                       (1.23)      (0.46)       (2.47)        0.00        (0.19)
                                                                 --------   ---------    ---------    ---------   ----------

Net asset value, end of year                                      $33.08      $16.60       $17.86       $16.26       $14.45
                                                                 ========   =========    =========    =========   ==========

Total return (a)                                                  110.91 %     (4.51)%      25.25 %      12.53 %      29.66 %
                                                                 ========   =========    =========    =========   ==========

Ratios/supplemental data
     Net assets, end of year (000's)                             $120,416     $63,426      $92,858      $77,858      $80,252
                                                                 ========   =========    =========    =========   ==========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees                1.21 %      1.22 %       1.19 %       1.23 %       1.65 %
       After expense reimbursements and waived fees                 1.17 %      1.15 %       1.16 %       1.22 %       1.49 %

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees               (1.03)%     (0.87)%      (0.90)%      (0.85)%      (0.98)%
       After expense reimbursements and waived fees                (1.00)%     (0.80)%      (0.88)%      (0.84)%      (0.82)%

     Portfolio turnover rate                                      165.92 %    121.48 %     105.60 %     126.44 %      99.33 %





                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                              INSTITUTIONAL SHARES

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


      --------------------------------------------------------------------

         By telephone:     1-800-430-3863

         By mail:          The Chesapeake Growth Fund
                           Institutional Shares
                           c/o NC Shareholder Services
                           107 North Washington Street
                           Post Office Box 4365
                           Rocky Mount, NC 27803-0365


         By e-mail:        info@ncfunds.com


         On the Internet:  www.ncfunds.com

      --------------------------------------------------------------------


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





Investment Company Act file number 811-07324

Cusip Number 36559B609                                       NASDAQ Symbol CHSIX
________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                           SUPER-INSTITUTIONAL SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  June 30, 2000






The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Institutional Shares and Class A Investor Shares, which are offered by other prospectuses.






                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863













The Securities and Exchange Commission has not approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------
      The Investment Advisor...................................................6
      The Administrator........................................................6
      The Transfer Agent.......................................................6
      The Distributor..........................................................7

INVESTING IN THE FUND..........................................................7
---------------------
      Minimum Investment.......................................................7
      Purchase and Redemption Price............................................7
      Purchasing Shares........................................................8
      Redeeming Your Shares....................................................9

OTHER IMPORTANT INVESTMENT INFORMATION.........................................8
--------------------------------------
      Dividends, Distributions, and Taxes.....................................11
      Financial Highlights....................................................12
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1 billion and $10 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $10 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stocks and securities convertible into common stocks.

In making investment decisions for the Fund, Gardner Lewis Asset Management ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

     o  new product introductions,
     o  new distribution strategies,
     o  new manufacturing technology, and/or
     o  new management team or management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o  growth rate of earnings,
     o  financial performance,
     o  management strengths and weaknesses,
     o  current market valuation in relation to earnings growth,
     o  historic and comparable company valuations,
     o level and nature of the company's debt, cash flow, working capital, and
     o  quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or on the over-the-counter markets. While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

o the anticipated price appreciation has been achieved or is no longer probable;
o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
o alternative investments offer, in the view of the Advisor, superior potential for appreciation.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested and there can be no assurance that the Fund will be successful in meeting its objective. The following sections describe some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because of the fact that the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. The degree of portfolio activity may also have an effect on the tax consequences of capital gain distributions. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure, the Advisor may determine that market conditions warrant investing in investment-grade bonds, U.S. Government Securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.


BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Chesapeake Growth Fund's Super-Institutional Shares by showing (on a calendar year basis) changes in the Fund's average annual total returns from year to year for the Fund's Super-Institutional Shares and by showing (on a calendar year basis) how the Super-Institutional Shares' average annual returns for one year and since inception compare to those of broad-based securities market indexes. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                 Year to Year Total Returns (as of December 31)

[BAR CHART HERE]:

               1997      15.58%
               1998      12.65%
               1999      52.17%



o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 43.16% (quarter ended December 31, 1999).
o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was -22.28% (quarter ended September 30, 1998).
o The year-to-date return of the Super-Institutional Shares as of the most recent calendar quarter was 22.88% (quarter ended March 31, 2000).

------------------------------------- ------------- ------------- --------------
Average Annual Total Returns             Past 1        Past 3         Since
Period ended December 31, 1999            Year          Years       Inception*
------------------------------------- ------------- ------------- --------------
The Chesapeake Growth Fund
      Super-Institutional Shares          52.17%       25.59%         22.02%
------------------------------------- ------------- ------------- --------------
Russell 2000 Index**                      22.10%       13.42%         11.77%
------------------------------------- ------------- ------------- --------------
S&P 500 Total Return Index***             21.04%       27.56%         26.80%
------------------------------------- ------------- ------------- --------------

*  June 12, 1996 (inception date of the Fund's Super-Institutional Shares)
** The  Russell  2000  Index is a widely  recognized,  unmanaged  index of small capitalization stocks. In the prior year's prospectus, the NASDAQ Industrials Index was used for comparison purposes. However, the Advisor feels that the Russell 2000 Index is a more accurate comparison to the Fund's investment strategy than the NASDAQ Industrials Index. The NASDAQ Industrials Index is a capitalization-weighted, unmanaged index of all NASDAQ stocks in the industrial sector.
***The S&P 500 Total Return Index is the  Standard & Poor's  Composite  Index of
   500 stocks and is a widely recognized, unmanaged index of common stock prices.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Super-Institutional Shares of the Fund:

                 Shareholder Fees for Super-Institutional Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price) ............................None
     Redemption fee ...................................................None


          Annual Fund Operating Expenses for Super-Institutional Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

     Management Fees...................................................1.00%
     Distribution and/or Service (12b-1) Fees..........................None
     Other Expenses....................................................0.08%
                                                                       ----
     Total Annual Fund Operating Expenses..............................1.08%*
                                                                       ====

     * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Super-Institutional Shares of the Fund for the fiscal year ended February 29, 2000. The Fund has entered into brokerage/service arrangements with specific brokers who have agreed to pay certain expenses of the Fund. As a result of these arrangements, for the fiscal year ended February 29, 2000, the Total Annual Fund Operating Expenses of the Super-Institutional Shares of the Fund were 1.04% of the average daily net assets of the Super-Institutional Shares of the Fund. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future. See the "Brokerage/Service Arrangements" section below.

Example. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1) You invest $10,000 in the Fund for the periods shown;
     (2) You reinvest all dividends and distributions;
     (3) You redeem all of your shares at the end of those periods;
     (4) You earn a 5% total return; and
     (5) The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

--------------------------- ------------- ------------ ------------ ------------
    Period Invested            1 Year       3 Years       5 Years     10 Years
--------------------------- ------------- ------------ ------------ ------------
       Your Costs               $110          $343         $595        $1,317
--------------------------- ------------- ------------ ------------ ------------

                             MANAGEMENT OF THE FUND
                             ----------------------


THE INVESTMENT ADVISOR

The Fund's Advisor, Gardner Lewis Asset Management, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. Mr. Gardner and John L. Lewis, IV are principals of the Advisor and executive officers of the Trust. They have been responsible for day-to-day management of the Fund's portfolio since its inception in 1993. They have been with the Advisor since its inception on April 2, 1990. The Advisor has approximately $3.5 billion in assets under management and provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, individuals, as well as other investment companies. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended February 29, 2000. This program has been reviewed by the Board of Trustees, subject to the provisions and guidelines as clearly outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.



THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Capital Investment Group, Inc. may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and the 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Super-Institutional Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $50,000,000 and the minimum additional investment is $100,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

                 The Chesapeake Growth Fund
                 Super-Institutional Shares
                 c/o NC Shareholder Services
                 107 North Washington Street
                 Post Office Box 4365
                 Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Super-Institutional Shares" to your check to ensure proper credit to your account. The application must contain your social security number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                 First Union National Bank of North Carolina
                 Charlotte, North Carolina
                 ABA # 053000219
                 For: The Chesapeake Growth Fund - Super-Institutional Shares Acct. # 2000000862068
                 For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $100,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional or Super-Institutional Shares, and Investor Shares may not be exchanged among the various Classes of Investor Shares (i.e., Class C Shares may not be exchanged for Class A or Class D Shares and Class D Shares may not be exchanged for Class A Shares). Notwithstanding the foregoing, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such Fund.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                       The Chesapeake Growth Fund
                       Super-Institutional Shares
                       c/o NC Shareholder Services
                       107 North Washington Street
                       Post Office Box 4365
                       Rocky Mount, North Carolina  27803-0365

Regular mail redemption request should include:

         (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

         (2) Any required signature guarantees (see "Signature Guarantees" below); and

         (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

    (1) The name of the Fund and class of shares,
    (2) Shareholder name and account number,
    (3) Number of shares or dollar amount to be redeemed,
    (4) Instructions for transmittal of redemption funds to the shareholder, and
    (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $10,000,000 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30-days' written notice. If the shareholder brings his account net asset value up to at least $10,000,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years ended February 29, 2000, February 28, 1999, and 1998, and the period ended February 28, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-430-3863.


                                                     Super-Institutional Shares
                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                         period from
                                                                                                         June 12, 1996
                                                                                                         (commencement
                                                                  Year ended   Year ended   Year ended   of operations)
                                                                  February 29, February 28, February 28, February 29,
                                                                  2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                                $16.68       $17.92       $16.29        $15.53

     Income (loss) from investment operations
       Net investment loss                                           (0.18)       (0.11)       (0.12)        (0.07)
       Net realized and unrealized gain (loss) on investments        18.03        (0.67)        4.22          0.83
                                                                 ---------    ---------   ----------    ----------

         Total from investment operations                            17.85        (0.78)        4.10          0.76
                                                                 ---------    ---------   ----------    ----------

     Distributions to shareholders from
       Net investment income                                         (0.00)        0.00         0.00          0.00
       Tax return of capital                                          0.00         0.00        (0.53)         0.00
       Distribution in excess of net realized gains                   0.00        (0.03)        0.00          0.00
       Net realized gain from investment transactions                (1.23)       (0.43)       (1.94)         0.00
                                                                 ---------   ----------   ----------    ----------

         Total distributions                                         (1.23)       (0.46)       (2.47)         0.00
                                                                 ---------   ----------   ----------    ----------

Net asset value, end of period                                      $33.30       $16.68       $17.92        $16.29
                                                                 =========   ==========   ==========    ==========

Total return (a)                                                    111.10 %      (4.32)%      25.40 %        4.89%(b)
                                                                 =========   ==========   ==========    ==========

Ratios/supplemental data
     Net assets, end of period (000's)                            $238,827     $113,148     $118,246       $94,340
                                                                 =========   ==========   ==========    ==========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees                  1.08 %       1.05 %       1.06 %        1.08 %(c)
       After expense reimbursements and waived fees                   1.04 %       0.99 %       1.04 %        1.04 %(c)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees                 (0.91)%      (0.71)%      (0.77)%       (0.75)%(c)
       After expense reimbursements and waived fees                  (0.87)%      (0.64)%      (0.75)%       (0.72)%(c)

     Portfolio turnover rate                                         165.92 %     121.48 %     105.60 %      126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                           SUPER-INSTITUTIONAL SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


     ----------------------------------------------------------------------
         By telephone:          1-800-430-3863

         By mail:               The Chesapeake Core Growth Fund
                                c/o NC Shareholder Services
                                107 North Washington Street
                                Post Office Box 4365
                                Rocky Mount, NC  27803-0365


         By e-mail:             info@ncfunds.com


         On the Internet:       www.ncfunds.com

     ----------------------------------------------------------------------








Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





Investment Company Act file number 811-07324

Cusip Number 36559B203                                       NASDAQ Symbol CHEAX

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                             CLASS A INVESTOR SHARES
________________________________________________________________________________


                                   PROSPECTUS
                                  June 30, 2000







The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Super-Institutional Shares and Institutional Shares, which are offered by other prospectuses.







                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863









The Securities and Exchange Commission has not approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------
      The Investment Advisor...................................................6
      The Administrator........................................................6
      The Transfer Agent.......................................................6
      The Distributor..........................................................7

INVESTING IN THE FUND..........................................................8
---------------------
      Minimum Investment.......................................................8
      Purchase and Redemption Price............................................8
      Purchasing Shares........................................................9
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------
      Dividends, Distributions, and Taxes.....................................13
      Financial Highlights ...................................................14
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1 billion and $10 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $10 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stocks and securities convertible into common stocks.

In making investment decisions for the Fund, Gardner Lewis Asset Management ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

     o  new product introductions,
     o  new distribution strategies,
     o  new manufacturing technology, and/or
     o  new management team or management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o  growth rate of earnings,
     o  financial performance,
     o  management strengths and weaknesses,
     o  current market valuation in relation to earnings growth,
     o  historic and comparable company valuations,
     o  level and nature of the company's debt, cash flow, working  capital, and
     o  quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or on the over-the-counter markets. While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

o the anticipated price appreciation has been achieved or is no longer probable;
o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
o alternative investments offer, in the view of the Advisor, superior potential for appreciation.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested and there can be no assurance that the Fund will be successful in meeting its objective. The following sections describe some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because of the fact that the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. The degree of portfolio activity may also have an effect on the tax consequences of capital gain distributions. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure, the Advisor may determine that market conditions warrant investing in investment-grade bonds, U.S. Government Securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.


BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund's Class A Investor Shares by showing (on a calendar year basis) changes in the Fund's average annual total returns from year to year for the Fund's Class A Investor Shares and by showing (on a calendar year basis) how the Fund's Class A Investor Shares' average annual returns for one year, three years, and since inception compare to those of broad-based securities market indexes. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[BAR CHART HERE]:

                 Year to Year Total Returns (as of December 31)

                         1996      16.42%
                         1997      14.95%
                         1998      12.12%
                         1999      51.37%


o During the 4-year period shown in the bar chart above, the highest return for a calendar quarter was 42.95% (quarter ended December 31, 1999).
o During the 4-year period shown in the bar chart above, the lowest return for a calendar quarter was -22.43% (quarter ended September 30, 1998).
o The year-to-date return of the Class A Investor Shares as of the most recent calendar quarter was 22.75% (quarter ended March 31, 2000).
o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

--------------------------------------------------------------------------------
Average Annual Total Returns        Past 1        Past 3           Since
Period ended December 31, 1999       Year          Years         Inception**
--------------------------------------------------------------------------------
The Chesapeake Growth Fund
Class A Investor Shares*            46.83%         23.69%         22.05%
--------------------------------------------------------------------------------
Russell 2000 Index ***              22.10%         13.42%         16.79%
--------------------------------------------------------------------------------
S&P 500 Total Return Index ****     21.04%         27.56%         27.50%
--------------------------------------------------------------------------------

     * Maximum sales loads are reflected in the table above for the Class A Investor Shares.
     **   April 7, 1995 (inception date of the Fund's Class A Investor Shares)
     *** The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. In the prior year's prospectus, the NASDAQ Industrials Index was used for comparison purposes. However, the Advisor feels that the Russell 2000 Index is a more accurate comparison to the Fund's investment strategy than the NASDAQ Industrials Index. The NASDAQ Industrials Index is a capitalization-weighted, unmanaged index of all NASDAQ stocks in the industrial sector.
     **** The S&P 500 Total  Return  Index is the  Standard  & Poor's  Composite
          Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A Investor Shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price) .......................... 3.00%
     Redemption fee ................................................. None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

     Management Fees................................................. 1.00%
     Distribution and/or Service (12b-1) Fees ....................... 0.25%
     Other Expenses.................................................. 0.34%
                                                                      ----
     Total Annual Fund Operating Expenses............................ 1.59%*
                                                                      ====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class A Investor Shares of the Fund for the fiscal year ended February 29, 2000. The Fund has entered into brokerage/service arrangements with specific brokers who have agreed to pay certain expenses of the Fund. As a result of these arrangements, for the fiscal year ended February 29, 2000, the Total Annual Fund Operating Expenses of the Class A Investor Shares of the Fund were 1.56% of the average daily net assets of the Class A Investor Shares of the Fund. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future. See the "Brokerage/Service Arrangements" section below.

Example. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

         (1)  You invest $10,000 in the Fund for the periods shown;
         (2)  You reinvest all dividends and distributions;
         (3)  You redeem all of your shares at the end of those periods;
         (4)  You earn a 5% total return; and
         (5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


--------------------------------------------------------------------------------
Period Invested               1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
Class A Investor Shares        $457         $787        $1,140        $2,133
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND
                             ----------------------


THE INVESTMENT ADVISOR

The Fund's Advisor, Gardner Lewis Asset Management, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. Mr. Gardner and John L. Lewis, IV are principals of the Advisor and executive officers of the Trust. They have been responsible for day-to-day management of the Fund's portfolio since its inception in 1993. They have been with the Advisor since its inception on April 2, 1990. The Advisor has approximately $3.5 billion in assets under management and provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, individuals, as well as other investment companies. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended February 29, 2000. This program has been reviewed by the Board of Trustees, subject to the provisions and guidelines as clearly outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.



THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the Class A Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates its distributor, Capital Investment Group, Inc., for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Class A Investor Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Class A Investor Shares annually 0.25% of the average daily net assets of the Fund's Class A Investor Shares for activities primarily intended to result in the sale of those shares, including reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's Class A Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the management and 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, local income, or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

The Class A Investor Shares are sold at subject to a maximum sales charge of 3.00%, so that the term "offering price" includes the front-end sales load. All shares are redeemed at Net Asset Value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan.) The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCAHSE AND REDEMPTION PRICE

Sales Charges. The public offering price of the Class A Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:


                                                          Sales               Sales
                                                        Charge As           Charge As            Dealers Discounts
                                                        % of Net           % of Public             and Brokerage
        Amount of Transaction                            Amount             Offering            Commissions as % of
      At Public Offering Price                          Invested              Price            Public Offering Price
      ------------------------                          --------              -----            ---------------------

    Less than $250,000.............................       3.09%                3.00%                     2.80%
    $250,000 but less than $500,000................       2.04%                2.00%                     1.80%
    $500,000 or more...............................       1.01%                1.00%                     0.90%

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities applicable to the particular class of the Fund (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

                      The Chesapeake Growth Fund
                      Class A Investor Shares
                      c/o NC Shareholder Services
                      107 North Washington Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Class A Investor Shares" to your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For: The Chesapeake Growth Fund - Class A Investor Shares Acct. # 2000000862068
                      For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Class A Investor Shares may not be exchanged for Institutional or Super-Institutional Shares. Notwithstanding the foregoing, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such Fund.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Class A Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and Class A Investor Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Class A Investor Shares with an aggregate value of $50,000 and who currently owns shares of the Fund with a value of $200,000 would pay a sales charge of 2.00% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the Account Application.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                        The Chesapeake Growth Fund
                        Class A Investor Shares
                        c/o NC Shareholder Services
                        107 North Washington Street
                        Post Office Box 4365
                        Rocky Mount, North Carolina  27803-0365

  Regular mail redemption request should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2) Any required signature guarantees (see "Signature Guarantees" below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

   (1) The name of the Fund and class of shares,
   (2) Shareholder name and account number,
   (3) Number of shares or dollar amount to be redeemed,
   (4) Instructions for transmittal of redemption funds to the shareholder, and
   (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30-days' written notice. If the shareholder brings his account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years ended February 29, 2000 and February 28, 1999, 1998, and 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. The financial data for the fiscal period ended February 29, 1996 was audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-430-3863.


                                                      Series A Investor Shares
                                          (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                    period from
                                                                                                                    April 7, 1995
                                                                                                                    (commencement
                                                                Year ended   Year ended   Year ended   Year ended   of operations)to
                                                                February 29, February 28, February 28, February 28, February 29,
                                                                2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                              $16.37       $17.69       $16.18       $14.42        $11.79

     Income (loss) from investment operations
        Net investment income loss                                 (0.33)       (0.24)       (0.21)       (0.18)        (0.06)
        Net realized and unrealized gain (loss) on investments     17.66        (0.62)        4.19         1.94          2.88
                                                                ---------    ---------    ---------   ----------   -----------

            Total from investment operations                       17.33        (0.86)        3.98         1.76          2.82
                                                                ---------    ---------    ---------   ----------   -----------

     Distributions to shareholders from
        Net investment income                                      (0.00)        0.00         0.00         0.00         (0.11)
        Tax return of capital                                       0.00         0.00        (0.53)        0.00          0.00
        Distribution in excess of net realized gains                0.00        (0.03)        0.00         0.00          0.00
        Net realized gain from investment transactions             (1.23)       (0.43)       (1.94)        0.00         (0.08)
                                                                ---------    ---------    ---------   ----------   -----------

            Total distributions                                    (1.23)       (0.46)       (2.47)        0.00         (0.19)
                                                                ---------    ---------    ---------   ----------   -----------

Net asset value, end of period                                    $32.47       $16.37       $17.69       $16.18        $14.42
                                                                =========    =========    =========   ==========   ===========

Total return (a)                                                  110.07 %      (4.83)%      24.80 %      12.21 %       23.86 %(b)
                                                                =========    =========    =========   ==========   ===========

Ratios/supplemental data
     Net assets, end of period (000's)                           $33,200      $25,797      $40,924      $39,376       $32,549
                                                                =========    =========    =========   ==========   ===========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees               1.59 %       1.60 %       1.55 %       1.54 %        1.88 %(c)
        After expense reimbursements and waived fees                1.56 %       1.53 %       1.52 %       1.53 %        1.71 %(c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees              (1.41)%      (1.26)%      (1.27)%      (1.16)%       (1.20)%(c)
        After expense reimbursements and waived fees               (1.38)%      (1.18)%      (1.24)%      (1.15)%       (1.04)%(c)

     Portfolio turnover rate                                      165.92 %     121.48 %     105.60 %     126.44 %       99.33 %


(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                             CLASS A INVESTOR SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:



     ----------------------------------------------------------------------

              By telephone:           1-800-430-3863

              By mail:                The Chesapeake Growth Fund
                                      Class A Investor Shares
                                      c/o NC Shareholder Services
                                      107 North Washington Street
                                      Post Office Box 4365
                                      Rocky Mount, NC  27803-0365

              By e-mail:              info@ncfunds.com

              On the Internet:        www.ncfunds.com

     ----------------------------------------------------------------------






Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







Investment Company Act file number 811-07324

Cusip Number 36559B708                                       NASDAQ Symbol CHCGX
________________________________________________________________________________

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                                 A No Load Fund
________________________________________________________________________________


                                   PROSPECTUS
                                  June 30, 2000






The Chesapeake Core Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1000 companies, based on market capitalization, domiciled in the United States.







                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863











The Securities and Exchange Commission has not approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND...................................................................... 2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------
      The Investment Advisor...................................................6
      The Administrator........................................................7
      The Transfer Agent.......................................................7
      The Distributor..........................................................7

INVESTING IN THE FUND..........................................................7
---------------------
      Minimum Investment.......................................................7
      Purchase and Redemption Price............................................7
      Purchasing Shares........................................................8
      Redeeming Your Shares....................................................9

OTHER IMPORTANT INVESTMENT INFORMATION........................................11
--------------------------------------
      Dividends, Distributions, and Taxes.....................................11
      Financial Highlights ...................................................12
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Core Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1000 companies, based on market capitalization, domiciled in the United States.



PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of the largest 1000 companies based on market capitalization. The Fund's investments in these companies will be primarily in equity securities of such companies, such as common and preferred stocks and securities convertible into common stocks. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objectives.

In making investment decisions for the Fund, Gardner Lewis Asset Management ("Advisor") will focus on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. Companies that the Advisor determines to have excessive levels of debt are generally avoided. The Advisor also favors portfolio investments in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o  growth rate of earnings,
     o  financial performance,
     o  management strengths and weaknesses,
     o  current market valuation in relation to earnings growth,
     o  historic and comparable company valuations,
     o  level and nature of the company's debt, cash flow, working capital, and
     o  quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities and 80% to 90% of the portfolio will be invested in the 1000 largest companies described above. Generally, all the securities in which the Fund may invest will traded on domestic securities exchanges or on the over-the-counter markets. The Fund may also invest in foreign securities. However, all foreign securities that the Fund may acquire will be traded on domestic U.S. exchanges. While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

o the anticipated price appreciation has been achieved or is no longer probable;
o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested and there can be no assurance that the Fund will be successful in meeting its objective. The following sections describe some of the risks involved with portfolio investments of the Fund.


Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.


Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.


Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. The degree of portfolio activity may also have an effect on the tax consequences of capital gain distributions. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.


Short-Term Investments: As a temporary defensive measure, the Advisor may determine that market conditions warrant investing in investment-grade bonds, U.S. Government Securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in The Chesapeake Core Growth Fund by showing (on a calendar year basis) changes in the Fund's average annual total returns from the previous year and by showing (on a calendar year basis) how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]:

             1998   27.32%
             1999   47.60%


o During the 2-year period shown in the bar chart above, the highest return for a calendar quarter was 36.08% (quarter ended December 31, 1999).
o During the 2-year period shown in the bar chart above, the lowest return for a calendar quarter was -12.18% (quarter ended September 30, 1998).
o The year-to-date total return of the Fund as of the most recent calendar quarter was 13.14% (quarter ended March 31, 2000).




-------------------------------------- -------------------- --------------------
Average Annual Total Returns                  Past 1              Since
Period ended December 31, 1999                 Year             Inception*
-------------------------------------- -------------------- --------------------
The Chesapeake Core Growth Fund               47.60%              31.92%
-------------------------------------- -------------------- --------------------
S&P 500 Total Return Index**                  21.04%              22.86%
-------------------------------------- -------------------- --------------------

*  September 29, 1997 (inception date of the Fund)
** The S&P 500 Total Return Index is the  Standard & Poor's  composite  index of
   500 stocks and is a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                          Shareholder Fees for the Fund
                    (fees paid directly from your investment)
                    -----------------------------------------

      Maximum sales charge (load) imposed on purchases
           (as a percentage of offering price) .........................None
      Redemption fee ...................................................None


                   Annual Fund Operating Expenses for the Fund
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

      Management Fees...........................................1.00%
      Distribution and/or Service (12b-1) Fees..................None
      Other Expenses............................................1.25%
                                                                ----
           Total Annual Fund Operating Expenses........................2.25%*
           Fee Waivers and/or Expense Reimbursements..................(1.03%)
                                                                       ----
           Net Expenses................................................1.22%
                                                                       ====

      * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended February 29, 2000. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.35% of the average daily net assets of the Fund for the fiscal year to end February 28, 2001. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. In addition, the Fund has entered into brokerage/service arrangements in which several brokers have agreed to pay certain expenses of the Fund. For the fiscal year ended February 29, 2000, the amount of expenses paid by these brokers totaled 0.07% of the average daily net assets of the Fund. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future. As a result of these arrangements, for the fiscal year ended February 29, 2000, the Total Annual Fund Operating Expenses of the Fund were 1.15% of the average daily net assets of the Fund. See "Expense Limitation Agreement" and "Brokerage/Service Arrangements" sections below for more detailed information.


Example. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

------------------------- ------------ ------------ ------------- --------------
     Period Invested         1 Year      3 Years       5 Years       10 Years
------------------------- ------------ ------------ ------------- --------------
       Your Costs             $137        $520          $823          $1,659
------------------------- ------------ ------------ ------------- --------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Advisor, Gardner Lewis Asset Management, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. Mr. Gardner and John L. Lewis, IV are principals of the Advisor and executive officers of the Trust. They have been responsible for day-to-day management of the Fund's portfolio since its inception in 1997. Both have been with the Advisor since its inception on April 2, 1990. The Advisor has approximately $3.5 billion in assets under management and provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, individuals, as well as other investment companies. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets. During the most recent fiscal year ended February 29, 2000, the Advisor waived a portion of its fee in the amount of $69,737. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average net assets for the fiscal year ending February 29, 2000 was 0.14%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.35% of the average daily net assets of the Fund for the fiscal year to end February 28, 2001. The Expense Limitation Agreement shall continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits stated above. Consequently, no reimbursement by Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the particular Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended February 29, 2000. This program has been reviewed by the Board of Trustees, subject to the provisions and guidelines as clearly outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Capital Investment Group, Inc. may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan.) The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is in good form if it includes providing a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Core Growth Fund," to:

                The Chesapeake Core Growth Fund
                c/o NC Shareholder Services
                107 North Washington Street
                Post Office Box 4365
                Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                First Union National Bank of North Carolina
                Charlotte, North Carolina
                ABA # 053000219
                For:  The Chesapeake Core Growth Fund
                Acct. # 2000001067260
                For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                The Chesapeake Core Growth Fund
                c/o NC Shareholder Services
                107 North Washington Street
                Post Office Box 4365
                Rocky Mount, North Carolina 27803-0365

Regular mail redemption request should include:

         (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

         (2) Any required signature guarantees (see "Signature Guarantees" below); and

         (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

   (1)  The name of the Fund,
   (2)  Shareholder name and account number,
   (3)  Number of shares or dollar amount to be redeemed,
   (4)  Instructions for transmittal of redemption funds to the shareholder, and
   (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $250. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years ended February 29, 2000, February 28, 1999, and the period ended February 28, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-430-3863.


                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended           Year ended        Period ended
                                                                          February 29,         February 28,       February 28,
                                                                              2000                 1999             1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .............................            $12.68               $10.72               $10.00

      Income from investment operations
           Net investment loss ...................................             (0.07)               (0.07)               (0.01)
           Net realized and unrealized gain on investments .......              8.18                 2.03                 0.75
                                                                         -----------          -----------          -----------

                Total from investment operations .................              8.11                 1.96                 0.74
                                                                         -----------          -----------          -----------

      Distributions to shareholders from
           Distribution in excess of net investment income .......             (0.00)                0.00                (0.02)
           Net realized gain from investment transactions ........             (1.37)                0.00                 0.00
                                                                         -----------          -----------          -----------

                Total distributions ..............................             (1.37)                0.00                (0.02)
                                                                         -----------          -----------          -----------

Net asset value, end of period ...................................            $19.42               $12.68               $10.72
                                                                         ===========          ===========          ===========


Total return .....................................................             66.64 %              18.27 %               7.49 %
                                                                         ===========          ===========          ===========


Ratios/supplemental data

      Net assets, end of period ..................................       $11,541,894          $ 6,049,513          $ 6,048,268
                                                                         ===========          ===========          ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .........              2.25 %               2.73 %               3.19 % (b)
           After expense reimbursements and waived fees ..........              1.15 %               1.39 %               1.24 % (b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .........             (1.59)%              (1.89)%              (2.19)% (b)
           After expense reimbursements and waived fees ..........             (0.49)%              (0.55)%              (0.24)% (b)


      Portfolio turnover rate ....................................            130.44 %             174.44 %              29.83 %



(a) For the period from September 29, 1997 (Commencement of Operations) to February 28, 1998.
(b) Annualized.


                             ADDITIONAL INFORMATION
________________________________________________________________________________

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A No Load Fund
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


     ----------------------------------------------------------------------
         By telephone:          1-800-430-3863

         By mail:               The Chesapeake Core Growth Fund
                                c/o NC Shareholder Services
                                107 North Washington Street
                                Post Office Box 4365
                                Rocky Mount, NC  27803-0365


         By e-mail:             info@ncfunds.com


         On the Internet:       www.ncfunds.com

     ----------------------------------------------------------------------




Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







Investment Company Act file number 811-07324

                                     PART B
                                     ======

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE CHESAPEAKE GROWTH FUND

                                  June 30, 2000

                                 A Series of the
                         GARDNER LEWIS INVESTMENT TRUST
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-430-3863







                                Table of Contents

                                                                            Page
                                                                            ----

OTHER INVESTMENT POLICIES....................................................  2
INVESTMENT LIMITATIONS.......................................................  3
PORTFOLIO TRANSACTIONS.......................................................  5
NET ASSET VALUE..............................................................  6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  7
DESCRIPTION OF THE TRUST.....................................................  8
ADDITIONAL INFORMATION CONCERNING TAXES......................................  9
MANAGEMENT OF THE FUND....................................................... 10
SPECIAL SHAREHOLDER SERVICES................................................. 14
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 17
FINANCIAL STATEMENTS......................................................... 19
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 20










This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses for The Chesapeake Growth Fund's ("Fund") Institutional Shares, Super-Institutional Shares, and the Class A Investor Shares, each dated the same date as this SAI, and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                            OTHER INVESTMENT POLICIES

The Fund was organized in 1994 as a diversified, open-end management company. The following policies supplement the Fund's investment objective and policies as set forth in the Prospectuses for each Class of Shares of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities and sponsored ADRs. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest more than 10% of the value of its total assets in foreign securities or sponsored American Depository Receipts ("ADRs");

(4) Invest in the securities of any issuer if any of the officers or Trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration leases or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets will be invested in such securities;

(13)     Issue senior securities, borrow money or pledge its assets;

(14) Write, purchase, or sell puts, calls, warrants, or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(15)     Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended February 29, 2000, the Fund participated in brokerage/service arrangements with Standard & Poors Securities, Inc. and Instinet Corporation, both of New York, New York. During such year the firms received $83,555 and $21,068, respectively, in brokerage commissions from the Fund and paid $81,282 of the Fund's operating expenses. There can be no assurance that such arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker during the last three fiscal years. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended  February 29, 2000,  February 28, 1999, and 1998, the
Fund  paid   brokerage   commissions  of  $781,153,   $845,558,   and  $574,295,
respectively.


                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The net asset value per share of each Class of the Fund is determined at the time normal trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's net asset value will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended February 29, 2000. This program has been reviewed by the Board of Trustees, subject to the provisions and guidelines as clearly outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended February 29, 2000, the total expenses of the Fund (after expense reductions of $81,282 paid by a broker pursuant to the brokerage/service arrangement with the Fund and waiver of $25,000 of shareholder administration fees) were $2,987,057 (1.04%, 1.17%, and 1.56% the average daily net assets of the Fund's Super-Institutional Shares, Institutional Shares, and Class A Investor Shares, respectively). For the fiscal year ended February 28, 1999, the total expenses of the Fund (after expense reductions of $169,241 paid by a broker pursuant to the brokerage/services arrangement with the Fund, waiver of $25,000 of shareholder administration fees, and waiver of $941 of distribution fees) were $2,816,768 (0.99%, 1.15%, and 1.53% of the average daily net assets of the Fund's Super-Institutional Shares, Institutional Shares, and Class A Investor Shares, respectively). For the fiscal year ended February 28, 1998, the total expenses of the Fund (after expense reductions of $26,313 paid by a broker pursuant to the brokerage/services arrangement with the Fund and waiver of $25,000 of shareholder administration fees) were $3,164,112 (1.04%, 1.16%, and 1.52% of the average daily net assets of the Fund's Super-Institutional Shares, Institutional Shares, and Class A Investor Shares, respectively).


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge generally for the Class A Investor Shares. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Class A Investor Shares, along with the information on current purchases, rights of accumulation, and letters of intent. See "Investing in the Fund" in the Class A Investor Shares Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Class A Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "Management of the Fund - Distribution of the Fund's Shares" in the Class A Investor Shares Prospectus). Under the Plan, the Fund may expend a percentage of the Class A Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Class A Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. The current fees paid under the Plan is 0.25% of the average net assets of the Class A Investor Shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and the Dealer Agreement with any broker/dealers may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or, with respect to the Class A Investor Shares, by a majority vote of the Class A Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan, with respect to the Class A Investor Shares, must likewise be approved by a majority vote of the Class A Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended February 29, 2000, the Fund incurred $60,943 for costs incurred in connection with the Plan for the Class A Investor Shares. Prior to April 26, 2000, the Fund also offered Class C and Class D Investor Shares that were each subject to separate Rule 12b-1 plans of distribution. On April 26, 2000, all Class C and Class D Investor Shares were converted into Class A Investor Shares. For the period March 1, 1999 through April 25, 2000, the Fund incurred $19,314 and $41,616 for costs incurred in connection with the Rule 12b-1 plans of distribution for the Class C and D Investor Shares, respectively. These costs incurred in connection with the Plan and the Rule 12b-1 plans of distribution for Class A, Class C, and Class D Investor Shares were attributed primarily to the compensation of sales personnel for the sale of Class A, Class C and Class D Investor Shares and servicing of shareholder accounts of those classes of shares, with a small portion spent on miscellaneous costs incurred in connection with distribution of the Fund's shares.

For the fiscal year ended February 29, 2000, the Fund incurred $60,943 for costs in connection with the Plan under Rule 12b-1, with respect to the Class A
Investor Shares. Such costs were spent primarily on compensation to sales personnel for sale of Class A Investor Shares and servicing of shareholder accounts for Class A Investor Shares, with a small portion spent on miscellaneous costs incurred in connection with distribution of the Fund.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of three series, as follows: the Fund, The Chesapeake Aggressive Growth Fund, and The Chesapeake Core Growth Fund, all managed by the Advisor. The shares of The Chesapeake Aggressive Growth Fund and the Chesapeake Core Growth Fund are all of one class; the shares of the Fund are divided into three classes (Institutional Shares, Super-Institutional Shares, and Class A Investor Shares). Prior to April 26, 2000, the Fund also offered Class C and Class D Investor Shares. On April 26, 2000, all Class C and Class D Investor Shares were converted into Class A Investor Shares. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust ("Trustees") is responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:

===================================== ==========================================
 Name, Age*, Position(s)                       Principal Occupation(s)
      and Address                                During Past 5 Years
===================================== ==========================================
Jack E. Brinson, 68                   President, Brinson Investment Co.
Trustee                                    (personal investments)
1105 Panola Street                    President, Brinson Chevrolet, Inc.
Tarboro, North Carolina                    (auto dealership)
                                      Tarboro, North Carolina
                                      Independent Trustee, Nottingham Investment
                                      Trust II, New Providence Investment Trust, de Leon Funds Trust
                                      Rocky Mount, North Carolina

------------------------------------  ------------------------------------------
W. Whitfield Gardner, 37              Chairman and Chief Executive Officer
Trustee**                             Gardner Lewis Asset Management
Chief Executive Officer                    (Advisor to the Chesapeake Funds)
The Chesapeake Funds                  Chadds Ford, Pennsylvania
285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania  19317

------------------------------------  ------------------------------------------
Stephen J. Kneeley, 37                Chief Operating Officer
Trustee                               Turner Investment Partners
1235 Westlakes Drive                       (investment manager)
Suite 350                             Berwyn, Pennsylvania
Berwyn, Pennsylvania  19312

------------------------------------  ------------------------------------------
John L. Lewis, IV, 36                 President
President                             Gardner Lewis Asset Management
The Chesapeake Funds                       (Advisor to the Chesapeake Funds)
285 Wilmington-West Chester Pike      Chadds Ford, Pennsylvania
Chadds Ford, Pennsylvania  19317

------------------------------------  ------------------------------------------
William D. Zantzinger, 38             Director of Trading
Vice President                        Gardner Lewis Asset Management
The Chesapeake Funds                       (Advisor to the Chesapeake Funds)
285 Wilmington-West Chester Pike      Chadds Ford, Pennsylvania
Chadds Ford, Pennsylvania  19317

------------------------------------  ------------------------------------------
C. Frank Watson, III, 29              President
Secretary and Assistant Treasurer     The Nottingham Company
105 North Washington Street                (Administrator to the Fund)
Rocky Mount, North Carolina 27802     Rocky Mount, North Carolina

------------------------------------  ------------------------------------------
Julian G. Winters, 31                 Legal and Compliance Director
Treasurer and Assistant Secretary     The Nottingham Company
105 North Washington Street                (Administrator to the Fund)
Rocky Mount, North Carolina 27802     Rocky Mount, North Carolina since 1996;
                                         previously, Operations Manager
                                      Tar Heel Medical, Inc.
                                           (pharmaceutical supplier)
                                      Nashville, North Carolina

------------------------------------  ------------------------------------------

    *  As of June 30, 2000.
    ** Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $7,500 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                             Compensation Table*

                                                    Pension                                        Total
                                                  Retirement                                   Compensation
                           Aggregate               Benefits              Estimated               from the
                         Compensation             Accrued As              Annual                   Trust
Name of Person,            from the              Part of Fund          Benefits Upon              Paid to
   Position                  Fund                  Expenses             Retirement               Trustees**
   --------                  ----                  --------             ----------               --------

Jack E. Brinson             $3,450                   None                  None                   $10,350
Trustee

W. Whitfield Gardner         None                    None                  None                    None
Trustee

Stephen J. Kneeley          $3,450                   None                  None                   $10,350
Trustee


    *  Figures are for the fiscal year ended February 29, 2000.
    ** Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.

Principal Holders of Voting Securities. As of June 13, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Class of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of June 13, 2000.

Name and Address of                Amount and Nature of              Percent
Beneficial Owner                   Beneficial Ownership*             of Class
----------------                   ---------------------             --------

                                   INSTITUTIONAL SHARES

Norwest Bank Minnesota, N.A.,       353,789.704 Shares                11.419%
FBO COBANK ACB Retirement Plan
P. O. Box 1533
Minneapolis, Minnesota  55480

Strafe & Company FAO Blanchard      250,557.677 Shares                 8.087%
Valley Health Association Plan
P.O. Box 160
Westerville, Ohio  43086-0160

Jacob and Hilda Blaustein           200,127.048 Shares                 6.459%
   Foundation, Inc.
c/o ATAPCO Financial Services
P. O. Box 238
Baltimore, Maryland  21203

Raymond Hickey                      158,329.426 Shares                 5.110%
c/o U.S. Bank National Assoc.
P. O. Box 64010
St. Paul, Minnesota  55164-0010


                                SUPER-INSTITUTIONAL SHARES

Ohio School                       6,137,668.423 Shares               100.000%**
Employee Retirement System
45 North 4th Street
Columbus, Ohio  43214-3634


                                 CLASS A INVESTOR SHARES

Charles Schwab & Company, Inc.      119,627.771 Shares                 9.160%
Custody Account FBO Customers
101 Montgomery Street
San Francisco, CA  94104

      * The shares indicated are believed by the Fund to be owned both of record and beneficially, except as indicated above.
      ** Pursuant to applicable SEC regulations, this shareholder is deemed to control the indicated Class of Shares of the Fund.

Investment Advisor. Information about Gardner Lewis Asset Management, Chadds Ford, Pennsylvania and its duties and compensation as Advisor is contained in the Prospectus for each class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor will receive a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal years ended February 29, 2000, February 28, 1999, and 1998, the Advisor received its fee in the amount of $2,530,178, $2,360,591, and $2,532,147, respectively.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company, Inc. (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives an annual administration fee of $12,500 per each Investor Class and Institutional Class plus a fee at the annual rate of 0.075% of the average daily net assets of each Class of Investor and Institutional Shares of the Fund and 0.015% of the average daily net assets of the Super-Institutional Shares of the Fund for general administration services. In addition, the Administrator currently receives a base monthly fund accounting fee of $1,750 for each Class of Investor and Institutional Shares for fund accounting and recordkeeping services for such classes of Shares of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For services to the Fund for the fiscal years ended February 29, 2000, February 28, 1999, and 1998, the Administrator received aggregate administration fees of $134,532 (waiving $25,000 of administration fees), $201,802 (waiving $25,000 of administration fees), and $183,081 (waiving $25,000 of shareholder administration fees), respectively. For such fiscal years, the Administrator received $84,000 each year for fund accounting and recordkeeping services.

The Administrator performs the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $750 per month per class. For the fiscal year ended February 29, 2000, the Transfer Agent received $12,796 in such shareholder servicing fees. Prior to March 1, 1999, the Transfer Agent was compensated by the Administrator for its services to the Fund.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

For the fiscal year ended February 29, 2000, the aggregate dollar amount of sales charges paid on the sales of Fund shares was $6,333, from which the Distributor retained sales charges of $469. For the fiscal year ended February 28, 1999, the aggregate dollar amount of sales charges paid on the sales of Fund shares was $25,067, from which the Distributor retained sales charges of $1,865. For the fiscal year ended February 28, 1998, the aggregate dollar amount of sales charges paid on the sale of Fund shares was $52,735, from which the Distributor retained sales charges of $5,616.

Custodian. First Union National Bank (the "Custodian"), 123 South Broad Street, Institutional Custody - PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Dechert Price & Rhoads serves as legal counsel to Gardner Lewis Investment Trust and the Fund.

Code of Ethics. The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan (Institutional and Investor Shares Only). The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan (Institutional and Investor Shares Only). Shareholders owning shares with a value of $10,000 or more ($1,000,000 or more for holders of Institutional Shares) may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                           The Chesapeake Growth Fund
               [Class A Investor Shares] or [Institutional Shares]
                 or [Super-Institutional Shares], please specify
                           c/o NC Shareholder Services
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Determining the Fund's Net Asset Value" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

           Reduced Sales Charges for Class A Investor Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table in the Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

       Where:    T =    average annual total return.
                 ERV =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
                 P =    hypothetical  initial  payment of $1,000  from which the
                        maximum sales load is deducted.
                 n =    period covered by the computation, expressed in terms of
                        years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total returns for the Institutional Shares of the Fund for the year ended February 29, 2000, the five year period ended February 29, 2000, and since inception (April 6, 1994) through February 29, 2000 were 110.91%, 29.74%, and 27.28%, respectively. The cumulative total return for the Institutional Shares of the Fund since inception through February 29, 2000, was 315.38%.

The average annual total returns for the Super-Institutional Shares of the Fund for the year ended February 29, 2000, the three year period ended February 29, 2000, and since inception (June 12, 1996) through February 29, 2000 were 111.10%, 36.27%, and 30.06%, respectively. The cumulative total return for the Super-Institutional Shares of the Fund since inception through February 29, 2000 was 165.66%.

The average annual total returns for the Class A Investor Shares of the Fund for the year ended February 29, 2000, the three year period ended February 29, 2000, and since inception (April 7, 1995) through February 29, 2000 were 103.77%, 34.23%, and 28.08%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns for the Class A Investor Shares of the Fund for the year ended February 29, 2000, the three year period ended February 29, 2000, and since inception (April 7, 1995) through February 29, 2000 were 110.07%, 35.59%, and 28.88%, respectively. The cumulative total returns for the Class A Investor Shares of the Fund since inception through February 29, 2000, was 236.36%. Without reflecting the effects of the maximum sales load, the cumulative total returns for the Class A Investor Shares of the Fund since inception through February 29, 2000, was 246.76.

The Fund may also quote the performance of the Class A Investor Shares of the Fund from the original inception of the Fund on April 6, 1994, as opposed to the inception of the Class A Investor Shares on April 7, 1995. Under such circumstances, historical performance of the Class A Investor Shares will be calculated by using the performance of the original class of the Fund (now called the Institutional Shares) from inception on April 6, 1994, until the date of issuance of the class of Class A Investor Shares on April 7, 1995, and combining such performance with the performance of the Class A Investor Shares since April 7, 1995. Calculated in this manner, the average annual returns of the Class A Investor Shares of the Fund since inception through February 29, 2000, with and without reflecting the effects of the maximum sales load, were 26.28% and 26.93%, respectively, and the cumulative total returns of the Class A Shares of the Fund since inception through February 29, 2000, with and without reflecting the effects of the maximum sales load, was 296.57% and 308.83%, respectively.

These performance quotations should not be considered representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of small capitalization companies that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal year ended February 29, 2000,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS


The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the fund may invest in money market or repurchase agreement instruments as described in the SAI. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds that are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________



                 a series of the Gardner Lewis Investment Trust






                               Annual Report 2000


                         FOR THE YEAR ENDED FEBRUARY 29






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                           THE CHESAPEAKE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                      ____________________________________

                              THE CHESAPEAKE FUNDS
                      ____________________________________


                                                       April 3, 2000



Dear Shareholder:

         The Chesapeake Growth Fund Institutional Class closed the first quarter with a gain of 22.8%. This gain compares to gains of 2.3% for the S&P 500 and 7.1% for the Russell 2000. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), Core Growth (large cap) disciplines have outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV

W. Whitfield Gardner                            John L. Lewis, IV

                      ___________________________________

                           THE CHESAPEAKE GROWTH FUND
                      ___________________________________


                                 March 31, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Growth Fund seeks capital appreciation through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]:

     Apparel                      2.6%
     Business Services            5.1%
     Computer Software           13.4%
     Computers & Peripherals     10.5%
     Electronics/Instruments      8.3%
     Energy Services              7.3%
     Financial Services           2.2%
     Pharmaceuticals              5.5%
     Semiconductors & Related    20.4%
     Telecommunications          15.9%
     All Others                   9.0%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
----------------------------------------------------

1.  Atmel Corp.                        4.6%
2.  EMC Corporation                    4.4%
3.  LSI Logic Corp.                    4.2%
4.  Jones Apparel Group, Inc.          2.6%
5.  Sun Microsystems, Inc.             2.6%
6.  JDS Uniphase, Inc.                 2.5%
7.  SDL, Inc.                          2.4%
8.  Scientific-Atlanta Inc.            2.4%
9.  Amkor Technology Inc.              2.2%
10. AES Corporation                    2.1%



Portfolio Characteristics
----------------------------------------------------

Overall Assets ($MM)                    370
Number of Companies                      79
5 Yr. Historical Earnings Growth        17%
Earnings Growth - net year              39%
P/E Ratio - next year                    49
  (Gardner Lewis earnings estimates)



Performance Summary
----------------------------------------------------
                                                         Annualized
---------------------------------------------------------------------------
                           Quarter                                Since
                             End        1 Year      5 Year      Inception
---------------------------------------------------------------------------
 The Chesapeake  Growth
Fund Institutional Shares   22.8%        89.0%       27.1%         25.5%
---------------------------------------------------------------------------

Historical performance for The Chesapeake Growth Fund Institutional Series has been calculated by using the performance of an original class of The Fund (known as the A Shares) from inception on April 6,1994 until the date of issuance of the new Institutional Series on April 7, 1995, and combining such performance with the performance of the Institutional Series since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                                 ___________________________________

                                                     THE CHESAPEAKE GROWTH FUND
                                                 ___________________________________


                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                           March 31, 2000

-------------------------------------------------------------      -----------------------------------------------------------
Quantity    Security                            Market Value       Quantity  Security                            Market Value
=============================================================      ===========================================================
 127,700   ADC Telecommunications, Inc.           6,879,837          58,000  Human Genome Sciences                 4,817,625
  97,700   AES Corporation                        7,693,875          38,600  IBasis Inc.                           1,585,012
 229,000   Acxiom Corp.                           7,614,250          56,300  Infineon Technologies ADS             3,237,250
 149,500   Adaptec, Inc.                          5,774,437          88,700  Infonet Services Corp.                2,006,837
  36,400   Advanced Micro Devices, Inc.           2,077,075          25,900  Interwoven, Inc.                      2,842,525
  22,200   Aether Systems, Inc.                   4,029,300          76,600  JDS Uniphase, Inc.                    9,235,087
   4,300   Affymetrix                               638,281         299,200  Jones Apparel Group, Inc.             9,462,200
  61,400   Agile Software Corp.                   3,837,500          59,600  KLA-Tencor Corp.                      5,021,300
 168,200   Alza Corp.                             6,318,012          25,900  Keynote Systems Inc.                  2,648,275
 153,900   Amkor Technology Inc.                  8,166,319         210,300  LSI Logic Corp.                      15,273,037
  16,600   Applied Micro Circuits Corp.           2,491,037         146,500  MCI Worldcom Inc.                     6,638,281
  39,700   Aspect Development, Inc.               2,555,687          50,500  Nabors Industries, Inc.               1,960,031
 322,200   Atmel Corp.                           16,633,575         163,500  NextCard, Inc.                        2,501,039
  75,900   BEA Systems, Inc.                      5,569,162         100,000  Nova Corporation                      2,912,500
  41,800   BMC Software, Inc.                     2,063,875          95,300  Novellus Systems, Inc.                5,348,712
  42,900   Biomet, Inc.                           1,560,487         101,100  PerkinElmer, Inc.                     6,723,150
 146,100   Boston Scientific Corp.                3,113,756          28,000  Quest Software                        3,157,000
  43,600   Broadbased Software                    3,477,100         279,600  R & B Falcon Corp.                    5,504,625
  43,900   CNet Networks, Inc.                    2,225,181          49,900  Rare Medium Group, Inc.               2,201,837
 215,700   Cadence Design Systems                 4,448,812         241,600  Republic Services, Inc.               2,642,500
  86,600   Checkfree Holdings Corp.               6,105,300          55,000  Research In Motion Ltd.               5,857,500
  46,500   Ciena Corp.                            5,864,812          41,600  SDL, Inc.                             8,855,600
 108,100   Circuit City Stores, Inc.              6,580,587          35,000  SPX Corp.                             3,987,812
  42,500   Citrix Systems, Inc.                   2,815,625          35,000  Sandisk Corp.                         4,287,500
 103,300   Columbia/HCA Healthcare Corp.          2,614,781         137,800  Scientific-Atlanta, Inc.              8,715,850
  38,700   Commscope, Inc.                        1,768,106          57,700  Semtech Corp.                         3,696,406
  21,300   Comverse Technology, Inc.              4,025,700          77,800  St. Jude Medical, Inc.                2,008,212
  99,800   Conexant Systems, Inc.                 7,085,800         100,000  Sun Microsystems, Inc.                9,370,312
  46,000   Diamond Technology Partners            3,024,500          60,500  Symbol Technologies                   4,979,906
  30,100   Digex, Inc.                            3,339,219          38,750  System Software Associates, Inc.         58,125
  36,200   Digital Island, Inc.                   2,205,937          83,600  Tektronix, Inc.                       4,681,600
   6,100   E-Tek Dynamics, Inc.                   1,435,025          39,000  Tellabs, Inc.                         2,456,391
 128,400   EMC Corporation                       16,178,400          70,000  Transkaryotic Therapies               3,893,750
  91,500   EchoStar Communications                7,228,500          74,300  Transocean Sedco Forex, Inc.          3,812,519
  35,500   Efficient Networks, Inc.               5,529,125          67,200  US Internet Working                   2,604,000
  43,100   Extreme Networks, Inc.                 3,404,900          15,800  Via Networks, Inc.                      419,687
  63,500   Forest Laboratories, Inc.              5,365,750          22,100  Vitria Technology                     2,227,956
 109,300   Global Marine, Inc.                    2,773,487          87,000  Weatherford International, Inc        5,089,500
  22,900   Harmonic Inc.                          1,906,425          17,600  i2 Technologies, Inc.                 2,149,400
 110,400   Heller Financial                       2,539,200

                                                                             TOTAL EQUITY                        363,829,598

                                                                             CASH EQUIVALENT                       6,430,408

                                                                             TOTAL ASSETS                        370,260,007

                      ____________________________________

                              THE CHESAPEAKE FUNDS
                      ____________________________________


                                                       April 3, 2000



Dear Shareholder:

         The Chesapeake Growth Fund Series A closed the first quarter with a gain of 22.8%. This gain compares to gains of 2.3% for the S&P 500 and 7.1% for the Russell 2000. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), Core Growth (large cap) disciplines have outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV

W. Whitfield Gardner                            John L. Lewis, IV

                      ___________________________________

                           THE CHESAPEAKE GROWTH FUND
                      ___________________________________


                                 March 31, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Growth Fund seeks capital appreciation through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]:

     Apparel                      2.6%
     Business Services            5.1%
     Computer Software           13.4%
     Computers & Peripherals     10.5%
     Electronics/Instruments      8.3%
     Energy Services              7.3%
     Financial Services           2.2%
     Pharmaceuticals              5.5%
     Semiconductors & Related    20.4%
     Telecommunications          15.9%
     All Others                   9.0%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
----------------------------------------------------

1.  Atmel Corp.                        4.6%
2.  EMC Corporation                    4.4%
3.  LSI Logic Corp.                    4.2%
4.  Jones Apparel Group, Inc.          2.6%
5.  Sun Microsystems, Inc.             2.6%
6.  JDS Uniphase, Inc.                 2.5%
7.  SDL, Inc.                          2.4%
8.  Scientific-Atlanta Inc.            2.4%
9.  Amkor Technology Inc.              2.2%
10. AES Corporation                    2.1%



Portfolio Characteristics
----------------------------------------------------

Overall Assets ($MM)                    370
Number of Companies                      79
5 Yr. Historical Earnings Growth        17%
Earnings Growth - net year              39%
P/E Ratio - next year                    49
  (Gardner Lewis earnings estimates)



Performance Summary
----------------------------------------------------
                                                          Annualized
----------------------------------------------------------------------------
        The Chesapeake      Quarter                                Since
  Growth Fund Series A        End        1 Year      5 Year      Inception
----------------------------------------------------------------------------
Without the sales load
             deduction       22.8%        88.3%       26.7%         25.2%
----------------------------------------------------------------------------
    Net of the maximum
            sales load^1     19.1%        82.6%       25.9%         24.5%
----------------------------------------------------------------------------

1 The maximum sales load for the Fund is 3%. Historical performance for the Chesapeake Growth Fund Series A has been calculated by using the performance of the original class of The Fund now called the Institutional Shares) from inception on April 6, 1994 until the date of issuance of the new Series A Shares on April 7, 1995, and combining such performance with the performance of the Series A Shares since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                                 ___________________________________

                                                     THE CHESAPEAKE GROWTH FUND
                                                 ___________________________________


                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                           March 31, 2000

-------------------------------------------------------------      -----------------------------------------------------------
Quantity    Security                            Market Value       Quantity  Security                            Market Value
=============================================================      ===========================================================
 127,700   ADC Telecommunications, Inc.           6,879,837          58,000  Human Genome Sciences                 4,817,625
  97,700   AES Corporation                        7,693,875          38,600  IBasis Inc.                           1,585,012
 229,000   Acxiom Corp.                           7,614,250          56,300  Infineon Technologies ADS             3,237,250
 149,500   Adaptec, Inc.                          5,774,437          88,700  Infonet Services Corp.                2,006,837
  36,400   Advanced Micro Devices, Inc.           2,077,075          25,900  Interwoven, Inc.                      2,842,525
  22,200   Aether Systems, Inc.                   4,029,300          76,600  JDS Uniphase, Inc.                    9,235,087
   4,300   Affymetrix                               638,281         299,200  Jones Apparel Group, Inc.             9,462,200
  61,400   Agile Software Corp.                   3,837,500          59,600  KLA-Tencor Corp.                      5,021,300
 168,200   Alza Corp.                             6,318,012          25,900  Keynote Systems Inc.                  2,648,275
 153,900   Amkor Technology Inc.                  8,166,319         210,300  LSI Logic Corp.                      15,273,037
  16,600   Applied Micro Circuits Corp.           2,491,037         146,500  MCI Worldcom Inc.                     6,638,281
  39,700   Aspect Development, Inc.               2,555,687          50,500  Nabors Industries, Inc.               1,960,031
 322,200   Atmel Corp.                           16,633,575         163,500  NextCard, Inc.                        2,501,039
  75,900   BEA Systems, Inc.                      5,569,162         100,000  Nova Corporation                      2,912,500
  41,800   BMC Software, Inc.                     2,063,875          95,300  Novellus Systems, Inc.                5,348,712
  42,900   Biomet, Inc.                           1,560,487         101,100  PerkinElmer, Inc.                     6,723,150
 146,100   Boston Scientific Corp.                3,113,756          28,000  Quest Software                        3,157,000
  43,600   Broadbased Software                    3,477,100         279,600  R & B Falcon Corp.                    5,504,625
  43,900   CNet Networks, Inc.                    2,225,181          49,900  Rare Medium Group, Inc.               2,201,837
 215,700   Cadence Design Systems                 4,448,812         241,600  Republic Services, Inc.               2,642,500
  86,600   Checkfree Holdings Corp.               6,105,300          55,000  Research In Motion Ltd.               5,857,500
  46,500   Ciena Corp.                            5,864,812          41,600  SDL, Inc.                             8,855,600
 108,100   Circuit City Stores, Inc.              6,580,587          35,000  SPX Corp.                             3,987,812
  42,500   Citrix Systems, Inc.                   2,815,625          35,000  Sandisk Corp.                         4,287,500
 103,300   Columbia/HCA Healthcare Corp.          2,614,781         137,800  Scientific-Atlanta, Inc.              8,715,850
  38,700   Commscope, Inc.                        1,768,106          57,700  Semtech Corp.                         3,696,406
  21,300   Comverse Technology, Inc.              4,025,700          77,800  St. Jude Medical, Inc.                2,008,212
  99,800   Conexant Systems, Inc.                 7,085,800         100,000  Sun Microsystems, Inc.                9,370,312
  46,000   Diamond Technology Partners            3,024,500          60,500  Symbol Technologies                   4,979,906
  30,100   Digex, Inc.                            3,339,219          38,750  System Software Associates, Inc.         58,125
  36,200   Digital Island, Inc.                   2,205,937          83,600  Tektronix, Inc.                       4,681,600
   6,100   E-Tek Dynamics, Inc.                   1,435,025          39,000  Tellabs, Inc.                         2,456,391
 128,400   EMC Corporation                       16,178,400          70,000  Transkaryotic Therapies               3,893,750
  91,500   EchoStar Communications                7,228,500          74,300  Transocean Sedco Forex, Inc.          3,812,519
  35,500   Efficient Networks, Inc.               5,529,125          67,200  US Internet Working                   2,604,000
  43,100   Extreme Networks, Inc.                 3,404,900          15,800  Via Networks, Inc.                      419,687
  63,500   Forest Laboratories, Inc.              5,365,750          22,100  Vitria Technology                     2,227,956
 109,300   Global Marine, Inc.                    2,773,487          87,000  Weatherford International, Inc        5,089,500
  22,900   Harmonic Inc.                          1,906,425          17,600  i2 Technologies, Inc.                 2,149,400
 110,400   Heller Financial                       2,539,200

                                                                             TOTAL EQUITY                        363,829,598

                                                                             CASH EQUIVALENT                       6,430,408

                                                                             TOTAL ASSETS                        370,260,007

                           THE CHESAPEAKE GROWTH FUND
                           Super-Institutional Shares

                   Performance Update - $50,000,000 Investment

                 For the period from June 12, 1996 (Commencement
                       of Operations) to February 29, 2000


[Line Graph]
--------------------------------------------------------------------------------
                 Super-
                 Institutional       S&P 500 Total         Russell 2000
                 Class               Return Index          Index
--------------------------------------------------------------------------------
06/12/1996      $50,000,000.00      $50,000,000.00        $50,000,000.00
08/31/1996       44,816,484.00       48,940,746.00         46,588,155.00
11/30/1996       51,513,200.00       56,981,759.00         49,609,065.00
02/28/1997       52,446,877.00       59,969,752.00         50,634,550.00
05/31/1997       55,730,844.00       64,648,985.60         53,774,671.00
08/31/1997       64,713,458.00       68,834,820.81         59,999,176.00
11/30/1997       62,649,033.00       73,428,370.98         61,099,149.00
02/28/1998       65,766,812.00       80,962,184.29         65,841,141.00
05/31/1998       65,620,093.00       84,486,705.00         65,283,708.00
08/31/1998       48,160,527.00       74,406,542.00         48,468,547.00
11/30/1998       60,264,848.00       90,802,549.00         57,231,032.00
02/28/1999       62,923,801.00       96,941,275.00         56,630,169.00
05/31/1999       69,483,862.00      102,250,771.00         63,575,685.00
08/31/1999       70,690,309.00      104,038,621.00         62,599,929.00
11/30/1999       86,866,184.00      109,776,533.00         66,696,132.00
02/29/2000      132,830,714.00      108,311,865.00         85,104,292.00


This graph depicts the performance of The Chesapeake Growth Fund Super-Institutional Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------------------------------
       One Year            Three Years        Since Inception
-----------------------------------------------------------------
       111.10%                36.27%               30.06%
-----------------------------------------------------------------


The graph assumes an initial $50,000,000 investment at June 12, 1996. All dividends and distributions are reinvested.

At February 29, 2000, the Super-Institutional Shares of The Chesapeake Growth Fund would have grown to $132,830,714 - total investment return of 165.66% since June 12, 1996.

At February 29, 2000, a similar investment in the Russell 2000 Index have been worth $85,104,292 - total investment return of 70.21%; while a similar investment in the S&P 500 Total Return Index would have grown to $108,311,865 - total investment return of 116.62% since June 12, 1996. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate comparison to The Chesapeake Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended February 29, 2000, the investment in the Super-Institutional Shares of The Chesapeake Growth Fund would have increased in value by $69,906,913; the similar investment in the Russell 2000 Index would have increased in value by $28,474,123; while the similar investment in the NASDAQ Industrials Index would have increased in value by $57,660,500.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                           THE CHESAPEAKE GROWTH FUND
                              Institutional Shares

                   Performance Update - $1,000,000 Investment

                        For the period from April 6,1994
                  (Commencement of Operations) to February 29, 2000


[LINE GRAPH]
--------------------------------------------------------------------------------
                 Institutional       S&P 500 Total      Russell 2000
                 Shares              Return Index       Index
--------------------------------------------------------------------------------
04/06/1994      $1,000,000.00       $1,000,000.00      $1,000,000.00
05/31/1994       1,013,000.00        1,023,703.00         979,374.00
08/31/1994       1,058,200.00        1,073,692.00       1,010,961.00
11/30/1994       1,081,100.00        1,031,962.00         959,612.00
02/28/1995       1,128,600.00        1,116,296.00       1,008,015.00
05/31/1995       1,247,000.00        1,230,372.00       1,062,881.00
08/31/1995       1,535,000.00        1,303,973.00       1,204,901.00
11/30/1995       1,467,366.00        1,413,574.18       1,222,232.00
02/29/1996       1,463,316.00        1,503,656.41       1,291,575.00
05/31/1996       1,571,672.00        1,580,240.85       1,443,742.00
08/31/1996       1,408,631.00        1,548,169.98       1,337,421.00
11/30/1996       1,618,255.00        1,802,535.84       1,424,143.00
02/28/1997       1,646,610.00        1,897,056.68       1,453,582.00
05/31/1997       1,748,889.93        2,045,077.49       1,543,727.00
08/31/1997       2,030,413.61        2,177,490.36       1,722,415.00
11/30/1997       1,965,453.51        2,322,800.70       1,753,993.00
02/28/1998       2,062,398.96        2,561,122.03       1,890,122.00
05/31/1998       2,057,783.00        2,672,615.00       1,874,120.00
08/31/1998       1,509,579.00        2,353,744.00       1,391,402.00
11/30/1998       1,888,128.00        2,872,408.00       1,642,949.00
02/28/1999       1,969,483.00        3,066,598.00       1,625,700.00
05/31/1999       2,174,736.00        3,234,556.00       1,825,087.00
08/31/1999       2,211,515.00        3,291,112.00       1,797,076.00
11/30/1999       2,716,943.00        3,472,622.00       1,914,667.00
02/29/2000       4,153,848.00        3,426,290.00       2,443,116.00


This graph depicts the performance of The Chesapeake Growth Fund Institutional Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------------------------------
       One Year             Five Years        Since Inception
-----------------------------------------------------------------
       110.91%                29.74%               27.28%
-----------------------------------------------------------------


The graph assumes an initial $1,000,000 investment at April 6, 1994. All dividends and distributions are reinvested.

At February 29, 2000, the Institutional Shares of The Chesapeake Growth Fund would have grown to $4,153,848 - total investment return of 315.38% since April 6, 1994.

At February 29, 2000, a similar investment in the Russell 2000 Index would have grown to $2,443,116 - total investment return of 144.31%; while a similar investment in the S&P 500 Total Return Index would have grown to $3,426,290 - total investment return of 242.63% since April 6, 1994. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate comparison to The Chesapeake Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended February 29, 2000, the investment in the Institutional Shares of The Chesapeake Growth Fund would have increased in value by $2,184,365; the similar investment in the Russell 2000 Index would have increased in value by $817,416; while the similar investment in the NASDAQ Industrials Index would have increased in value by $1,719,684.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                           THE CHESAPEAKE GROWTH FUND
                            Series A Investor Shares

                    Performance Update - $25,000 Investment

                        For the period from April 7,1995
               (Commencement of Operations) to February 29, 2000


[LINE GRAPH]
--------------------------------------------------------------------------------
                    Class A             Russell 2000         S&P 500 Total
                    Shares              Index                Return Index
--------------------------------------------------------------------------------
 04/07/1995        $24,250.00          $25,000.00           $25,000.00
 05/31/1995         25,628.00           26,011.00            26,443.00
 08/31/1995         31,572.00           29,487.00            28,025.00
 11/30/1995         30,140.00           29,911.00            32,020.00
 02/29/1996         30,036.00           31,608.00            33,109.00
 05/31/1996         32,244.00           35,331.00            33,963.00
 08/31/1996         28,890.00           32,730.00            33,274.00
 11/30/1996         33,139.00           34,852.00            38,741.00
 02/28/1997         33,702.00           35,572.00            40,772.00
 05/31/1997         35,784.79           37,778.00            43,983.30
 08/31/1997         41,492.03           42,151.00            46,799.15
 11/30/1997         40,136.35           42,924.00            49,922.20
 02/28/1998         42,061.19           46,255.00            55,044.26
 05/31/1998         41,942.00           45,864.00            57,440.00
 08/31/1998         30,726.00           34,051.00            50,587.00
 11/30/1998         38,402.00           40,207.00            61,734.00
 02/28/1999         40,029.00           39,784.00            65,908.00
 05/31/1999         44,159.00           44,664.00            69,518.00
 08/31/1999         44,843.00           43,978.00            70,733.00
 11/30/1999         55,034.00           46,856.00            74,634.00
 02/29/2000         84,090.00           59,788.00            73,639.00


This graph depicts the performance of The Chesapeake Growth Fund Series A Investor Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------------------------------------------
                             One Year        Three Years    Since Inception
-----------------------------------------------------------------------------
     No Sales Load           110.07%           35.59%            28.88%
-----------------------------------------------------------------------------
 With 3.00% Sales Load       103.77%           34.23%            28.08%
-----------------------------------------------------------------------------


The graph assumes an initial $25,000 investment at April 7, 1995 ($24,250 after maximum sales load of 3.00%). All dividends and distributions are reinvested.

At February 29, 2000, the Series A Investor Shares of The Chesapeake Growth Fund would have grown to $84,090 - total investment return of 236.36% since April 7, 1995. Without the deduction of the 3.00% maximum sales load, the Series A Investor Shares of The Chesapeake Growth Fund would have grown to $86,691 - total investment return of 246.76% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

At February 29, 2000, a similar investment in the Russell 2000 Index would have grown to $59,788 - total investment return of 139.15%; while a similar investment in the S&P 500 Total Return Index would have grown to $73,639 - total investment return of 194.55% since April 7, 1995. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate comparison to The Chesapeake Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended February 29, 2000, the investment in the Series A Investor Shares of The Chesapeake Growth Fund would have increased in value by $44,061; the similar investment in the Russell 2000 Index would have increased in value by $20,004; while the similar investment in the NASDAQ Industrials Index would have increased in value by $42,178.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.



                                                        THE CHESAPEAKE GROWTH FUND

                                                         PORTFOLIO OF INVESTMENTS

                                                            February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 98.86%

       Apparel Manufacturing - 1.48%
         (a)Jones Apparel Group, Inc. ..............................................               265,300               $ 6,002,412
                                                                                                                         -----------

       Commercial Services - 1.35%
         (a)Diamond Technology Partners Incorporated ...............................                46,000                 3,145,250
         (a)NOVA Corporation .......................................................               100,000                 2,306,250
                                                                                                                         -----------
                                                                                                                           5,451,500
                                                                                                                         -----------
       Computers - 9.07%
         (a)Adaptec, Inc. ..........................................................               149,500                 6,129,500
         (a)Advanced Micro Devices, Inc. ...........................................                36,400                 1,424,150
         (a)EMC Corporation ........................................................               131,400                15,636,600
         (a)SanDisk Corporation ....................................................                44,200                 3,933,800
         (a)Sun Microsystems, Inc. .................................................               100,000                 9,525,000
                                                                                                                         -----------
                                                                                                                          36,649,050
                                                                                                                         -----------
       Computer Software & Services - 20.34%
         (a)Acxiom Corporation .....................................................               194,500                 5,616,187
         (a)Aspect Development, Inc. ...............................................                32,400                 4,823,550
         (a)BEA Systems, Inc. ......................................................                80,900                10,238,906
         (a)BMC Software, Inc. .....................................................                82,500                 3,795,000
         (a)Broadbase Software, Inc. ...............................................                31,600                 4,785,425
         (a)CNET, Inc. .............................................................                43,900                 2,935,812
         (a)Cabeltron Systems, Inc. ................................................                94,600                 4,635,400
         (a)Cadence Design Systems, Inc. ...........................................               215,700                 4,300,519
         (a)CheckFree Holdings Corporation .........................................                86,600                 7,615,387
         (a)Citrix Systems, Inc. ...................................................                42,500                 4,481,094
         (a)Digex, Inc. ............................................................                30,100                 4,876,200
         (a)i2 Technologies, Inc. ..................................................                33,800                 5,526,300
         (a)Interwoven, Inc. .......................................................                30,500                 4,559,750
         (a)Keynote Systems, Inc. ..................................................                26,200                 4,290,250
         (a)Macromedia, Inc. .......................................................                34,800                 3,008,025
            System Software Associates, Inc. .......................................                38,750                    48,438
         (a)USinternetworking, Inc. ................................................                45,300                 3,023,775
         (a)VA Linux Systems, Inc. .................................................                 5,100                   538,688
         (a)VIA NET.WORKS, Inc. ....................................................                17,700                 1,168,200
         (a)Vitria Technology, Inc. ................................................                10,400                 1,961,700
                                                                                                                         -----------
                                                                                                                          82,228,606
                                                                                                                         -----------
       Electronics - 4.03%
         (a)Novellus Systems, Inc. .................................................                96,300                 5,711,794
            Symbol Technologies, Inc. ..............................................                60,500                 5,755,063
            Tektronix, Inc. ........................................................                83,600                 4,838,350
                                                                                                                         -----------
                                                                                                                          16,305,207
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                        THE CHESAPEAKE GROWTH FUND

                                                         PORTFOLIO OF INVESTMENTS

                                                            February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Electronics - Semiconductor - 15.84%
         (a)Amkor Technology .......................................................                153,900              $ 7,993,181
         (a)Applied Micro Circuits Corporation .....................................                  8,300                2,283,019
         (a)Atmel Corporation ......................................................                326,000               16,137,000
         (a)Conexant Systems, Inc. .................................................                103,800               10,198,350
         (a)KLA Tencor Corporation .................................................                 59,600                4,645,075
         (a)LSI Logic Corporation ..................................................                214,400               13,721,600
         (a)SDL, Inc. ..............................................................                 22,100                9,061,000
                                                                                                                         -----------
                                                                                                                          64,039,225
                                                                                                                         -----------
       Environmental Control - 0.65%
         (a)Republic Services, Inc. ................................................                244,600                2,629,450
                                                                                                                         -----------

       Financial - Consumer Credit - 0.92%
         (a)NextCard, Inc. .........................................................                163,500                3,699,187
                                                                                                                         -----------

       Financial Services - 0.34%
            Heller Financial, Inc. .................................................                 72,700                1,367,669
                                                                                                                         -----------

       Medical - Biotechnology - 5.85%
         (a)Affymetrix, Inc. .......................................................                 25,700                7,443,363
         (a)Human Genome Sciences, Inc. ............................................                 58,000               12,658,500
         (a)Transkaryotic Therapies, Inc. ..........................................                 70,600                3,538,825
                                                                                                                         -----------
                                                                                                                          23,640,688
                                                                                                                         -----------
       Medical - Hospital Management & Services - 0.50%
            Columbia/HCA Healthcare Corporation ....................................                105,300                2,040,187
                                                                                                                         -----------

       Medical Supplies - 1.52%
            Biomet, Inc. ...........................................................                 44,000                1,452,000
         (a)Boston Scientific Corporation ..........................................                146,100                2,666,325
         (a)St. Jude Medical, Inc. .................................................                 77,800                2,037,388
                                                                                                                         -----------
                                                                                                                           6,155,713
                                                                                                                         -----------
       Oil & Gas - Equipment & Services - 3.30%
         (a)Global Marine Inc. .....................................................                109,300                2,452,419
         (a)R&B Falcon Corporation .................................................                216,300                3,339,131
            Transocean Sedco Forex Inc. ............................................                 74,300                2,930,206
         (a)Weatherford International, Inc. ........................................                103,100                4,639,500
                                                                                                                         -----------
                                                                                                                          13,361,256
                                                                                                                         -----------




                                                                                                                         (Continued)

                                                        THE CHESAPEAKE GROWTH FUND

                                                         PORTFOLIO OF INVESTMENTS

                                                            February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Pharmaceuticals - 2.87%
         (a)Alza Corporation .......................................................               173,200               $ 6,354,275
         (a)Forest Laboratories, Inc. ..............................................                67,500                 4,606,875
         (a)Gilead Sciences, Inc. ..................................................                 8,600                   657,900
                                                                                                                         -----------
                                                                                                                          11,619,050
                                                                                                                         -----------
       Retail - Apparel - 0.15%
         (a)American Eagle Outfitters, Inc. ........................................                23,500                   599,250
                                                                                                                         -----------

       Retail - Department Stores - 0.49%
         (a)Ames Department Stores, Inc. ...........................................               139,400                 1,969,025
                                                                                                                         -----------

       Retail - Specialty Line - 1.62%
            Circuit City Stores-Circuit City Group .................................               109,100                 4,404,913
            Tandy Corporation ......................................................                56,500                 2,147,000
                                                                                                                         -----------
                                                                                                                           6,551,913
                                                                                                                         -----------
       Scientific & Technical Instruments - 1.37%
            PerkinElmer, Inc. ......................................................                62,200                 4,019,675
         (a)Waters Corporation .....................................................                15,400                 1,510,162
                                                                                                                         -----------
                                                                                                                         -----------
                                                                                                                           5,529,837
                                                                                                                         -----------
       Telecommunications - 8.29%
         (a)CIENA Corporation ......................................................                47,000                 7,511,188
         (a)Digital Island .........................................................                37,200                 4,319,850
         (a)E-Tek Dynamics, Inc. ...................................................                11,300                 3,087,725
         (a)Harmonic Inc. ..........................................................                22,900                 3,135,869
         (a)Infonet Services Corporation ...........................................                88,700                 2,450,337
         (a)JDS Uniphase ...........................................................                40,300                10,629,125
         (a)Polycom, Inc. ..........................................................                20,300                 2,361,144
                                                                                                                         -----------
                                                                                                                          33,495,238
                                                                                                                         -----------
       Telecommunications Equipment - 15.16%
         (a)ADC Telecommunications, Inc. ...........................................               132,700                 5,954,912
         (a)CommScope, Inc. ........................................................                87,400                 3,403,138
         (a)Comverse Technology, Inc. ..............................................                21,300                 4,193,438
         (a)EchoStar Communications Corporation ....................................                46,000                 5,244,000
         (a)Efficient Networks, Inc. ...............................................                44,600                 7,191,750
         (a)Extreme Networks, Inc. .................................................                45,600                 5,073,000
         (a)Research in Motion Limited .............................................               127,100                17,190,275
            Scientific-Atlanta, Inc. ...............................................               108,800                11,172,400
         (a)Tellabs, Inc. ..........................................................                39,000                 1,872,000
                                                                                                                         -----------
                                                                                                                          61,294,913
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                        THE CHESAPEAKE GROWTH FUND

                                                         PORTFOLIO OF INVESTMENTS

                                                            February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Utilities - Electric - 2.10%
         (a)The AES Corporation ...................................................                  101,200            $  8,481,825
                                                                                                                        ------------

       Utilities - Telecommunications - 1.62%
         (a)MCI WorldCom, Inc. ....................................................                  146,500               6,537,562
                                                                                                                        ------------

            Total Common Stocks (Cost $217,726,396) ...............................                                      399,648,763
                                                                                                                        ------------


INVESTMENT COMPANY - 0.11%

       Evergreen Money Market Institutional Money
            Market Fund Institutional Service Shares ..............................                  434,134                 434,134
            (Cost $434,134)                                                                                             ------------


     Total Value of Investments (Cost $218,160,530 (b)) ...........................                   98.97%            $400,082,897
     Other Assets Less Liabilities ................................................                    1.03%               4,144,915
                                                                                                    --------            ------------
       Net Assets .................................................................                  100.00%            $404,227,812
                                                                                                    ========            ============


       (a)  Non-income producing investment.

       (b)  Aggreagate cost for federal income tax purposes is $218,216,162.  Unrealized appreciation  (depreciation) of investments for federal income tax purposes is as follows:


     Unrealized appreciation .......................................................                                   $193,107,846
     Unrealized depreciation .......................................................                                    (11,241,111)
                                                                                                                       ------------

                Net unrealized appreciation ........................................                                   $181,866,735
                                                                                                                       ============










See accompanying notes to financial statements

                                                      CHESAPEAKE GROWTH FUND

                                                STATEMENT OF ASSETS AND LIABILITIES

                                                         February 29, 2000


ASSETS
       Investments, at value (cost $218,160,530) .......................................................                $400,082,897
       Income receivable ...............................................................................                      13,987
       Receivable for investments sold .................................................................                  14,616,621
       Receivable for fund shares sold .................................................................                       6,617
                                                                                                                        ------------

            Total assets ...............................................................................                 414,720,122
                                                                                                                        ------------

LIABILITIES
       Accrued expenses ................................................................................                      76,535
       Payable for investment purchases ................................................................                  10,377,065
       Disbursements in excess of cash on demand deposit ...............................................                      38,710
                                                                                                                        ------------

            Total liabilities ..........................................................................                  10,492,310
                                                                                                                        ------------

NET ASSETS .............................................................................................                $404,227,812
                                                                                                                        ============

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                $165,838,612
       Undistributed net realized gain on investments ..................................................                  56,466,833
       Net unrealized appreciation on investments ......................................................                 181,922,367
                                                                                                                        ------------
                                                                                                                        $404,227,812
                                                                                                                        ============

INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($120,416,083 / 3,640,047 shares outstanding) ..............................................                $      33.08
                                                                                                                        ============

SERIES A INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($33,199,556 / 1,022,492 shares outstanding) ...............................................                $      32.47
                                                                                                                        ============
       Maximum offering price per share (100 / 97 of $32.47) ...........................................                $      33.47
                                                                                                                        ============

SERIES C INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($1,952,445 / 64,957 shares outstanding) ...................................................                $      30.06
                                                                                                                        ============

SERIES D INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($9,832,303 / 311,247 shares outstanding) ..................................................                $      31.59
                                                                                                                        ============
       Maximum offering price per share (100 / 98.5 of $31.59) .........................................                $      32.07
                                                                                                                        ============

SUPER-INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($238,827,425 / 7,172,151 shares outstanding) ..............................................                $      33.30
                                                                                                                        ============






See accompanying notes to financial statements

                                                       CHESAPEAKE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended February 29, 2000



INVESTMENT LOSS

       Income
            Dividends .....................................................................................           $     433,642
                                                                                                                      -------------

       Expenses
            Investment advisory fees (note 2) .............................................................               2,530,178
            Fund administration fees (note 2) .............................................................                 109,532
            Distribution fees - Series A (note 3) .........................................................                  60,943
            Distribution fees - Series C (note 3) .........................................................                  17,085
            Distribution fees - Series D (note 3) .........................................................                  35,088
            Custody fees ..................................................................................                  14,971
            Registration and filing administration fees (note 2) ..........................................                  22,716
            Fund accounting fees (note 2) .................................................................                  84,000
            Audit fees ....................................................................................                  17,280
            Legal fees ....................................................................................                  14,025
            Securities pricing fees .......................................................................                   5,045
            Shareholder administration fees (note 2) ......................................................                  50,000
            Shareholder recordkeeping fees ................................................................                  36,000
            Shareholder servicing expenses ................................................................                  12,796
            Registration and filing expenses ..............................................................                  22,679
            Printing expenses .............................................................................                  17,030
            Trustee fees and meeting expenses .............................................................                   8,174
            Other operating expenses ......................................................................                  35,797
                                                                                                                      -------------

                  Total expenses ..........................................................................               3,093,339
                                                                                                                      -------------

                  Less:
                       Expense reimbursements (note 5) ....................................................                 (81,282)
                       Shareholder administration fees waived - Series C (note 2) .........................                 (12,500)
                       Shareholder administration fees waived - Series D (note 2) .........................                 (12,500)
                                                                                                                      -------------

                  Net expenses ............................................................................               2,987,057
                                                                                                                      -------------

                       Net investment loss ................................................................              (2,553,415)
                                                                                                                      -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .....................................................              74,143,440
       Increase in unrealized appreciation on investments .................................................             143,056,554
                                                                                                                      -------------

            Net realized and unrealized gain on investments ...............................................             217,199,994
                                                                                                                      -------------

                  Net increase in net assets resulting from operations ....................................           $ 214,646,579
                                                                                                                      =============





See accompanying notes to financial statements


                                                      CHESAPEAKE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Year ended     Year ended
                                                                                                         February 29,   February 28,
                                                                                                             2000           1999
------------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
     Operations
         Net investment loss .......................................................                      $(2,553,415)  $(2,000,912)
         Net realized gain (loss) from investment transactions .....................                       74,143,440      (496,959)
         Increase (decrease) in unrealized appreciation on investments .............                      143,056,554   (13,218,336)
                                                                                                         ------------   -----------
              Net increase (decrease) in net assets resulting from operations ......                      214,646,579   (15,716,207)
                                                                                                         ------------   -----------
     Distributions to shareholders from
         Distribution in excess of net realized gains ..............................                                0      (372,638)
         Net realized gain from investment transactions ............................                      (14,253,595)   (5,445,095)
                                                                                                         ------------   -----------
              Decrease in net assets resulting from distributions ..................                      (14,253,595)   (5,817,733)
                                                                                                         ------------   -----------
     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a) ......                       (9,336,094)  (33,312,063)
                                                                                                         ------------   -----------
                   Total increase (decrease) in net assets .........................                      191,056,890   (54,846,003)
NET ASSETS
     Beginning of year .............................................................                      213,170,922   268,016,925
                                                                                                         ------------  ------------
     End of year ...................................................................                     $404,227,812  $213,170,922
                                                                                                         ============  ============



(a) A summary of capital share activity follows:

                                                                     --------------------------------------------------------------
                                                                               Year ended                       Year ended
                                                                            February 29, 2000                February 28, 1999
                                                                        Shares           Value           Shares         Value
                                                                     --------------------------------------------------------------


---------------------------------------------------------------------
                        Institutional Shares
---------------------------------------------------------------------
Shares sold                                                               466,088  $   10,224,819         793,937  $   13,750,824
Shares issued for reinvestment of distributions                           185,999       3,965,509          98,122       1,628,824
Shares redeemed                                                          (833,274)    (16,268,434)     (2,269,992)    (35,712,491)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (181,187) $   (2,078,106)     (1,377,933) $  (20,332,843)
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                          Series A Shares
---------------------------------------------------------------------
Shares sold                                                                45,720  $    1,042,915         115,434  $    1,960,607
Shares issued for reinvestment of distributions                            57,159       1,197,474          42,837         701,668
Shares redeemed                                                          (655,988)    (12,362,303)       (896,110)    (14,772,539)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (553,109) $  (10,121,914)       (737,839) $  (12,110,264)
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                          Series C Shares
---------------------------------------------------------------------
Shares sold                                                                 6,563  $      113,580           4,837  $       62,950
Shares issued for reinvestment of distributions                             7,682         150,104           4,820          74,850
Shares redeemed                                                          (125,773)     (2,408,595)        (98,489)     (1,609,034)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (111,528) $   (2,144,911)        (88,832) $   (1,471,234)
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                          Series D Shares
---------------------------------------------------------------------
Shares sold                                                                 4,386  $       75,662           9,442  $      168,590
Shares issued for reinvestment of distributions                            18,187         371,374          14,142         226,988
Shares redeemed                                                          (213,709)     (3,787,932)       (177,343)     (2,861,271)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (191,136) $   (3,340,896)       (153,759) $   (2,465,693)
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                     Super-Institutional Shares
---------------------------------------------------------------------
Shares sold                                                                     0  $            0               0  $            0
Shares issued for reinvestment of distributions                           389,265       8,349,733         183,821       3,067,971
Shares redeemed                                                                 0               0               0               0
                                                                     -------------   -------------    ------------   -------------
     Net increase                                                         389,265  $    8,349,733         183,821  $    3,067,971
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                            Fund Summary
---------------------------------------------------------------------
Shares sold                                                               522,757  $   11,456,976         923,650  $   15,942,971
Shares issued for reinvestment of distributions                           658,292      14,034,194         343,742       5,700,301
Shares redeemed                                                        (1,828,744)    (34,827,264)     (3,441,934)    (54,955,335)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (647,695) $   (9,336,094)     (2,174,542) $  (33,312,063)
                                                                     =============   =============    ============   =============
See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


                                                        Institutional Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended   Year  ended  Year ended   Year ended   Year ended
                                                                 February 28, February 28, February 28, February 29, February 29,
                                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                $16.60      $17.86       $16.26       $14.45       $11.31

     Income (loss) from investment operations
       Net investment loss                                         (0.21)      (0.17)       (0.15)       (0.13)       (0.05)
       Net realized and unrealized gain (loss) on investments      17.92       (0.63)        4.22         1.94         3.38
                                                                 --------   ---------    ---------    ---------   ----------

         Total from investment operations                          17.71       (0.80)        4.07         1.81         3.33
                                                                 --------   ---------    ---------    ---------   ----------

     Distributions to shareholders from
       Net investment income                                       (0.00)       0.00         0.00         0.00        (0.11)
       Tax return of capital                                        0.00        0.00        (0.53)        0.00         0.00
       Distribution in excess of net realized gains                 0.00       (0.03)        0.00         0.00         0.00
       Net realized gain from investment transactions              (1.23)      (0.43)       (1.94)        0.00        (0.08)
                                                                 --------   ---------    ---------    ---------   ----------

         Total distributions                                       (1.23)      (0.46)       (2.47)        0.00        (0.19)
                                                                 --------   ---------    ---------    ---------   ----------

Net asset value, end of year                                      $33.08      $16.60       $17.86       $16.26       $14.45
                                                                 ========   =========    =========    =========   ==========

Total return (a)                                                  110.91 %     (4.51)%      25.25 %      12.53 %      29.66 %
                                                                 ========   =========    =========    =========   ==========

Ratios/supplemental data
     Net assets, end of year (000's)                             $120,416     $63,426      $92,858      $77,858      $80,252
                                                                 ========   =========    =========    =========   ==========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees                1.21 %      1.22 %       1.19 %       1.23 %       1.65 %
       After expense reimbursements and waived fees                 1.17 %      1.15 %       1.16 %       1.22 %       1.49 %

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees               (1.03)%     (0.87)%      (0.90)%      (0.85)%      (0.98)%
       After expense reimbursements and waived fees                (1.00)%     (0.80)%      (0.88)%      (0.84)%      (0.82)%

     Portfolio turnover rate                                      165.92 %    121.48 %     105.60 %     126.44 %      99.33 %




(a)  Total return does not reflect payment of a sales charge.


See accompanying notes to financial statements                                                                          (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                     Super-Institutional Shares

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                         period from
                                                                                                         June 12, 1996
                                                                                                         (commencement
                                                                  Year ended   Year ended   Year ended   of operations)
                                                                  February 29, February 28, February 28, February 29,
                                                                  2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                                $16.68       $17.92       $16.29        $15.53

     Income (loss) from investment operations
       Net investment loss                                           (0.18)       (0.11)       (0.12)        (0.07)
       Net realized and unrealized gain (loss) on investments        18.03        (0.67)        4.22          0.83
                                                                 ---------    ---------   ----------    ----------

         Total from investment operations                            17.85        (0.78)        4.10          0.76
                                                                 ---------    ---------   ----------    ----------

     Distributions to shareholders from
       Net investment income                                         (0.00)        0.00         0.00          0.00
       Tax return of capital                                          0.00         0.00        (0.53)         0.00
       Distribution in excess of net realized gains                   0.00        (0.03)        0.00          0.00
       Net realized gain from investment transactions                (1.23)       (0.43)       (1.94)         0.00
                                                                 ---------   ----------   ----------    ----------

         Total distributions                                         (1.23)       (0.46)       (2.47)         0.00
                                                                 ---------   ----------   ----------    ----------

Net asset value, end of period                                      $33.30       $16.68       $17.92        $16.29
                                                                 =========   ==========   ==========    ==========

Total return (a)                                                    111.10 %      (4.32)%      25.40 %        4.89%(b)
                                                                 =========   ==========   ==========    ==========

Ratios/supplemental data
     Net assets, end of period (000's)                            $238,827     $113,148     $118,246       $94,340
                                                                 =========   ==========   ==========    ==========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees                  1.08 %       1.05 %       1.06 %        1.08 %(c)
       After expense reimbursements and waived fees                   1.04 %       0.99 %       1.04 %        1.04 %(c)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees                 (0.91)%      (0.71)%      (0.77)%       (0.75)%(c)
       After expense reimbursements and waived fees                  (0.87)%      (0.64)%      (0.75)%       (0.72)%(c)

     Portfolio turnover rate                                         165.92 %     121.48 %     105.60 %      126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

See accompanying notes to financial statements                                                                           (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                          (For a Share Outstanding Throughout the Period)


                                                      Series A Investor Shares

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                    period from
                                                                                                                    April 7, 1995
                                                                                                                    (commencement
                                                                Year ended   Year ended   Year ended   Year ended   of operations)to
                                                                February 29, February 28, February 28, February 28, February 29,
                                                                2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                              $16.37       $17.69       $16.18       $14.42        $11.79

     Income (loss) from investment operations
        Net investment income loss                                 (0.33)       (0.24)       (0.21)       (0.18)        (0.06)
        Net realized and unrealized gain (loss) on investments     17.66        (0.62)        4.19         1.94          2.88
                                                                ---------    ---------    ---------   ----------   -----------

            Total from investment operations                       17.33        (0.86)        3.98         1.76          2.82
                                                                ---------    ---------    ---------   ----------   -----------

     Distributions to shareholders from
        Net investment income                                      (0.00)        0.00         0.00         0.00         (0.11)
        Tax return of capital                                       0.00         0.00        (0.53)        0.00          0.00
        Distribution in excess of net realized gains                0.00        (0.03)        0.00         0.00          0.00
        Net realized gain from investment transactions             (1.23)       (0.43)       (1.94)        0.00         (0.08)
                                                                ---------    ---------    ---------   ----------   -----------

            Total distributions                                    (1.23)       (0.46)       (2.47)        0.00         (0.19)
                                                                ---------    ---------    ---------   ----------   -----------

Net asset value, end of period                                    $32.47       $16.37       $17.69       $16.18        $14.42
                                                                =========    =========    =========   ==========   ===========

Total return (a)                                                  110.07 %      (4.83)%      24.80 %      12.21 %       23.86 %(b)
                                                                =========    =========    =========   ==========   ===========

Ratios/supplemental data
     Net assets, end of period (000's)                           $33,200      $25,797      $40,924      $39,376       $32,549
                                                                =========    =========    =========   ==========   ===========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees               1.59 %       1.60 %       1.55 %       1.54 %        1.88 %(c)
        After expense reimbursements and waived fees                1.56 %       1.53 %       1.52 %       1.53 %        1.71 %(c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees              (1.41)%      (1.26)%      (1.27)%      (1.16)%       (1.20)%(c)
        After expense reimbursements and waived fees               (1.38)%      (1.18)%      (1.24)%      (1.15)%       (1.04)%(c)

     Portfolio turnover rate                                      165.92 %     121.48 %     105.60 %     126.44 %       99.33 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

See accompanying notes to financial statements                                                                           (Continued)

                                                    THE CHESAPEAKE GROWTH FUND

                                                       FINANCIAL HIGHLIGHTS

                                         (For a Share Outstanding Throughout the Period)


                                                     Series C Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the
                                                                                                                   period from
                                                                                                                   April 7, 1995
                                                                                                                   (commencement
                                                               Year ended   Year ended   Year ended   Year ended   of operations)to
                                                               February 29, February 28, February 28, February 29, February 28,
                                                               2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                              $15.52       $17.12       $15.97      $14.34        $11.79

     Income (loss) from investment operations
        Net investment income loss                                 (1.14)       (0.60)       (0.52)      (0.29)        (0.12)
        Net realized and unrealized gain (loss) on investments     16.91        (0.54)        4.14        1.92          2.86
                                                               ---------    ---------    ---------    --------    ----------

            Total from investment operations                       15.77        (1.14)        3.62        1.63          2.74
                                                               ---------    ---------    ---------    --------    ----------

     Distributions to shareholders from
        Net investment income                                      (0.00)        0.00         0.00        0.00         (0.11)
        Tax return of capital                                       0.00         0.00        (0.53)       0.00          0.00
        Distribution in excess of net realized gains                0.00        (0.03)        0.00        0.00          0.00
        Net realized gain from investment transactions             (1.23)       (0.43)       (1.94)       0.00         (0.08)
                                                               ---------    ---------    ---------    --------    ----------

            Total distributions                                    (1.23)       (0.46)       (2.47)       0.00         (0.19)
                                                               ---------    ---------    ---------    --------    ----------

Net asset value, end of period                                    $30.06       $15.52       $17.12      $15.97        $14.34
                                                               =========    =========    =========    ========    ==========

Total return (a)                                                  106.03 %      (6.68)%      22.95 %     11.30 %       23.18 %(b)
                                                               =========    =========    =========    ========    ==========

Ratios/supplemental data
     Net assets, end of period (000's)                            $1,952       $2,740       $4,541      $9,192        $7,908
                                                               =========    =========    =========    ========    ==========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees              4.02 %       3.90 %       3.11 %      2.34 %        2.38 %(c)
        After expense reimbursements and waived fees               3.43 %       3.45 %       3.05 %      2.33 %        2.18 %(c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees             (3.83)%      (3.55)%      (2.84)%     (1.97)%       (1.77)%(c)
        After expense reimbursements and waived fees              (3.25)%      (3.11)%      (2.78)%     (1.96)%       (1.57)%(c)

     Portfolio turnover rate                                     165.92 %     121.48 %     105.60 %    126.44 %       99.33 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

See accompanying notes to financial statements                                                                           (Continued)

                                                      THE CHESAPEAKE GROWTH FUND

                                                         FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                       Series D Investor Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      For the
                                                                                                                      period from
                                                                                                                      April 7, 1995
                                                                                                                      (commencement
                                                                  Year ended   Year ended   Year ended   Year ended   of operations)
                                                                  Feruary 29,  February 28, February 28, February 28, February 29,
                                                                  2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                 $16.04      $17.45       $16.09       $14.41        $11.79

     Income (loss) from investment operations
        Net investment income loss                                    (0.44)      (0.34)       (0.32)       (0.29)        (0.11)
        Net realized and unrealized gain (loss) on investments        17.22       (0.61)        4.15         1.97          2.92
                                                                  ---------    --------     --------     --------     ---------

            Total from investment operations                          16.78       (0.95)        3.83         1.68          2.81
                                                                  ---------    --------     --------     --------     ---------

     Distributions to shareholders from
        Net investment income                                         (0.00)       0.00         0.00         0.00         (0.11)
        Tax return of capital                                          0.00        0.00        (0.53)        0.00          0.00
        Distribution in excess of net realized gains                   0.00       (0.03)        0.00         0.00          0.00
        Net realized gain from investment transactions                (1.23)      (0.43)       (1.94)        0.00         (0.08)
                                                                  ---------    --------     --------     --------     ---------

            Total distributions                                       (1.23)      (0.46)       (2.47)        0.00         (0.19)
                                                                  ---------    --------     --------     --------     ---------

Net asset value, end of period                                       $31.59      $16.04       $17.45       $16.09        $14.41
                                                                  =========    ========     ========     ========     =========

Total return (a)                                                     108.89 %     (5.41)%      24.06 %      11.59 %       23.77 %(b)
                                                                  =========    ========     ========     ========     =========

Ratios/supplemental data
     Net assets, end of period (000's)                               $9,832      $8,060      $11,448      $10,774       $11,929
                                                                  =========    ========     ========     ========     =========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                  2.33 %      2.34 %       2.22 %       2.02 %        2.13 %(c)
        After expense reimbursements and waived fees                   2.12 %      2.14 %       2.18 %       2.01 %        1.73 %(c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees                 (2.15)%     (2.00)%      (1.94)%      (1.64)%       (1.54)%(c)
        After expense reimbursements and waived fees                  (1.94)%     (1.79)%      (1.89)%      (1.63)%       (1.14)%(c)

     Portfolio turnover rate                                         165.92 %    121.48 %     105.60 %     126.44 %       99.33 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               February 29, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Chesapeake  Growth Fund (the "Fund"),  formerly known as The Chesapeake
     Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on August 12, 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. The Fund offers five classes of shares - Super-Institutional, Institutional, Investor Series A, Investor Series C, and Investor Series D. The Institutional Shares and Super-Institutional Shares are offered to institutional investors without a sales charge and bear no distribution and service fees. The Investor Shares are offered with a sales charge (except for Series C Shares) at different levels and bear distribution fees at different levels.

     Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and various expenses that can be attributed to specific class activity. Income, expenses (other than distribution and service fees, which are attributable to each class of Investor Shares based upon a set percentage of its net assets, and other expenses which can be traced to specific class activity), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges since the Trust shareholders vote in the aggregate, not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of a particular fund or class. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last quoted sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



     Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.

     As a result of the Fund's operating net investment loss, a reclassification adjustment of $2,553,415 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease undistributed net realized gain on investments.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends annually, generally payable on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year.

     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

     The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the average daily net assets for the Institutional Shares and for Series A, Series C, and Series D Investor Shares and receives a fee at the annual rate of 0.015% of the average daily net assets for the Super-institutional Shares. The Administrator also receives a monthly fee of $1,750 for the Institutional Shares and for Series A, Series C, and Series D Investor
     Shares for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator receives a fee of $12,500 per year for shareholder administration costs for the Institutional Shares and for Series A, Series C, and Series D Investor shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. The Administrator voluntarily waived a portion of its fees amounting to $25,000 for the fiscal year ended February 29, 2000. There can be no assurance that the foregoing voluntary fee waivers will continue.



                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



     NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made. For the fiscal year ended February 29, 2000, the Distributor retained sales charges in the amount of $470.

     Certain Trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

     The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan with respect to all Investor Shares pursuant to Rule 12b-1 of the Act (the "Plan"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

     The Plan provides that the Fund may incur certain costs, which may not exceed 0.25%, 0.75% and 0.50% per annum of the average daily net assets of Series A, Series C and Series D Investor Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor Shares of the Fund or support servicing of shareholder accounts.

     The Fund incurred $60,943, $17,085 and $35,088, net of waived fees, in distribution and service fees under the Plan with respect to Series A, Series C and Series D Investor Shares, respectively, for the fiscal year ended February 29, 2000.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments other than short-term investments aggregated $417,821,939 and $447,126,270, respectively, for the fiscal year ended February 29, 2000.


NOTE 5 - EXPENSE REDUCTIONS

     The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the fiscal year ended February 29, 2000, the Fund's expenses were reduced by $81,282 under this arrangement.


NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

     For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The Fund paid a total amount of $1.23 per share distributions for the year ended February 29, 2000, including $0.64 that is classified as long term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis Investment  Trust and  Shareholders of
  The Chesapeake Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, including the portfolio of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended February 29, 2000 and February 28, 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 29, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of February 29, 2000, the results of its operations for the year ended, and the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/S/ Deloitte & Touche LLP

Princeton, New Jersey
March 22, 2000

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust
























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE CHESAPEAKE CORE GROWTH FUND

                                  June 30, 2000

                                 A Series of the
                         GARDNER LEWIS INVESTMENT TRUST
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-430-3863



                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

OTHER INVESTMENT POLICIES....................................................  2
INVESTMENT LIMITATIONS.......................................................  3
PORTFOLIO TRANSACTIONS.......................................................  5
NET ASSET VALUE..............................................................  6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  7
DESCRIPTION OF THE TRUST.....................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES......................................  8
MANAGEMENT OF THE FUND.......................................................  9
SPECIAL SHAREHOLDER SERVICES................................................. 13
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 14
FINANCIAL STATEMENTS......................................................... 15
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 16






This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Core Growth Fund ("Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund was organized in 1997 as a diversified, open-end, management investment company. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities and sponsored ADRs. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3. Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies, and instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5.       Purchase or sell  commodities  or  commodities  contracts;  real estate
         (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

9. Write, purchase, or sell puts, calls, straddles, spreads, combinations thereof, or futures contracts or related options; and

10.      Make loans of money or  securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers that have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short). While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; and

5.       Purchase  foreign  securities  other than those traded on domestic U.S.
         exchanges.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended February 29, 2000, the Fund participated in brokerage/service arrangements with Instinet Corporation and Standard & Poors Securities, Inc., both of New York, New York. During such year the firms received $5,656 and $4,317, respectively, in brokerage commissions from the Fund and paid $5,446 of the Fund's operating expenses. There can be no assurance that such arrangements will occur now or in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker although the Advisor has not utilized such a broker since the Fund's inception. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 29, 2000 and February 28, 1999, the Fund paid brokerage commissions of $17,812 and $23,665, respectively; none of which was paid to the Distributor.


                                 NET ASSET VALUE

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The net asset value per share of the Fund is determined at the time normal trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's net asset value will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended February 29, 2000. These arrangements have been reviewed by the Board of Trustees, subject to the provisions and guidelines as clearly outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended February 29, 2000, the net expenses of the Fund (after expense reductions of $5,446 paid brokers pursuant to the brokerage/service arrangement with the Fund, waiver of $69,737 of investment advisory fees, and waiver of $13,221 of administration fees) were $92,619 (1.15% of the average daily net assets of the Fund). For the fiscal year ended February 28, 1999, the net expenses of the Fund (after expense reductions of $3,595 paid by a broker pursuant to the brokerage/service arrangement with the Fund, waiver of $61,632 of investment advisory fees, and waiver of $17,122 of administration fees) were $85,702 (1.39% of the average daily net assets of the Fund). For the period ended February 28, 1998, the net expenses of the Fund (after expense reductions of $8,432 paid by a broker pursuant to the brokerage/service arrangement with the Fund, waiver of $19,606 of investment advisory fees, and waiver of $10,320 of administration fees) were $24,311 (1.24% of the average daily net assets of the Fund).


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value. See "Investing in the Fund" in the Prospectus.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of three series, as follows: the Fund, The Chesapeake Growth Fund, and The Chesapeake Aggressive Growth Fund, all managed by the Advisor. The shares of the Fund and The Chesapeake Aggressive Growth Fund are all of one class; the shares of The Chesapeake Growth Fund are divided into three classes (Institutional Shares, Super-Institutional Shares, and Class A Investor Shares). The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust ("Trustees") is responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:

===================================== ==========================================
 Name, Age*, Position(s)                       Principal Occupation(s)
      and Address                                During Past 5 Years
===================================== ==========================================
Jack E. Brinson, 68                   President, Brinson Investment Co.
Trustee                                    (personal investments)
1105 Panola Street                    President, Brinson Chevrolet, Inc.
Tarboro, North Carolina                    (auto dealership)
                                      Tarboro, North Carolina
                                      Independent Trustee, Nottingham Investment
                                      Trust II, New Providence Investment Trust, de Leon Funds Trust
                                      Rocky Mount, North Carolina

------------------------------------  ------------------------------------------
W. Whitfield Gardner, 37              Chairman and Chief Executive Officer
Trustee**                             Gardner Lewis Asset Management
Chief Executive Officer                    (Advisor to the Chesapeake Funds)
The Chesapeake Funds                  Chadds Ford, Pennsylvania
285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania  19317

------------------------------------  ------------------------------------------
Stephen J. Kneeley, 37                Chief Operating Officer
Trustee                               Turner Investment Partners
1235 Westlakes Drive                       (investment manager)
Suite 350                             Berwyn, Pennsylvania
Berwyn, Pennsylvania  19312

------------------------------------  ------------------------------------------
John L. Lewis, IV, 36                 President
President                             Gardner Lewis Asset Management
The Chesapeake Funds                       (Advisor to the Chesapeake Funds)
285 Wilmington-West Chester Pike      Chadds Ford, Pennsylvania
Chadds Ford, Pennsylvania  19317

------------------------------------  ------------------------------------------
William D. Zantzinger, 38             Director of Trading
Vice President                        Gardner Lewis Asset Management
The Chesapeake Funds                       (Advisor to the Chesapeake Funds)
285 Wilmington-West Chester Pike      Chadds Ford, Pennsylvania
Chadds Ford, Pennsylvania  19317

------------------------------------  ------------------------------------------
C. Frank Watson, III, 29              President
Secretary and Assistant Treasurer     The Nottingham Company
105 North Washington Street                (Administrator to the Fund)
Rocky Mount, North Carolina 27802     Rocky Mount, North Carolina

------------------------------------  ------------------------------------------
Julian G. Winters, 31                 Legal and Compliance Director
Treasurer and Assistant Secretary     The Nottingham Company
105 North Washington Street                (Administrator to the Fund)
Rocky Mount, North Carolina 27802     Rocky Mount, North Carolina since 1996;
                                         previously, Operations Manager
                                      Tar Heel Medical, Inc.
                                           (pharmaceutical supplier)
                                      Nashville, North Carolina

------------------------------------  ------------------------------------------

    *  As of June 30, 2000.
    ** Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $7,500 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                             Compensation Table*

                                                    Pension                                        Total
                                                  Retirement                                   Compensation
                           Aggregate               Benefits              Estimated               from the
                         Compensation             Accrued As              Annual                   Trust
Name of Person,            from the              Part of Fund          Benefits Upon              Paid to
   Position                  Fund                  Expenses             Retirement               Trustees**
   --------                  ----                  --------             ----------               --------

Jack E. Brinson             $3,450                   None                  None                   $10,350
Trustee

W. Whitfield Gardner         None                    None                  None                    None
Trustee

Stephen J. Kneeley          $3,450                   None                  None                   $10,350
Trustee


    *  Figures are for the fiscal year ended February 29, 2000.
    ** Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.

Principal Holders of Voting Securities. As of June 9, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 4.823% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of June 9, 2000.

Name and Address of                Amount and Nature of               Percent
Beneficial Owner                   Beneficial Ownership*              of Fund
----------------                   ---------------------              -------

Shoreline Properties LP             160,060.568 shares                22.747%
Shoreline Management LLC
P.O. Box 329
Jackson, MS  39205

Arrowhead Properties                104,649.980 shares                14.219%
P.O. Box 6100
Ridgeland, MS  39158

River Ridge, Inc.                    67,722.084 shares                 9.201%
Raymond Building
Suite 204
3411 Silverside RD.
Wilmington, DE  19810

H. Henry Hederman                    59,881.480 shares                 8.136%
P.O. Box 6100
Ridgeland, MS  39158

Gail Hederman Wallace                58,647.880 shares                 7.968%
P.O. Box 6100
Ridgeland, MS  39158

H. Henry Hederman Trust              55,979.939 shares                 7.606%
FBO Gail Hederman Wallace
U/A 12-31-75
P.O. Box 6100
Ridgeland, MS  39158

Investment Advisor. Information about Gardner Lewis Asset Management, Chadds Ford, Pennsylvania (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor is entitled to a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended February 29, 2000, the Advisor received its fee in the amount of $10,891 after voluntarily waiving a portion of its fee in the amount of $69,737. For the fiscal year ended February 28, 1999, the Advisor voluntarily waived its fee in the amount of $61,632 and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $3,595. For the fiscal period ended February 28, 1998, the Advisor voluntarily waived its fee in the amount of $19,606 and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $8,432.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company, Inc. (the "Administrator"), 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fund administration fee at the annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class. In addition, the Administrator receives a base monthly fund accounting fee of $1,750 for each class of shares for fund accounting and recordkeeping services of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For services to the Fund for the fiscal years ended February 29, 2000 and February 28, 1999, the Administrator received $5,343 (after waivers of $13,221) and $9,000 (after waivers of $17,122), respectively, in fund administration fees and for the fiscal period ended February 28, 1998, the Administrator waived all fund administration fees of $10,320. For the same periods, the Administrator received fund accounting fees of $21,000, $21,000 and $8,750, respectively.

The Administrator performs the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent receives a shareholder recordkeeping fee of $15 per shareholder per year, with a minimum fee of $750 per month per class. For the fiscal year ended February 29, 2000, the Transfer Agent received $9,000 in such shareholder servicing fees. Prior to March 1, 1999, the Transfer Agent was compensated by the Administrator for its services to the Fund.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. First Union National Bank (the "Custodian"), 123 South Broad Street, Institutional Custody-PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Dechert Price & Rhoads serves as legal counsel to the Trust and the Fund.

Code of Ethics. The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $250 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                         The Chesapeake Core Growth Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

       Where:    T =    average annual total return.
                 ERV =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
                 P =    hypothetical  initial  payment of $1,000  from which the
                        maximum sales load is deducted.
                 n =    period covered by the computation, expressed in terms of
                        years.

The Fund may also compute the aggregate total return of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered representative of the Fund's performance for any specified period in the future.

The average annual returns of the Fund for the fiscal year ended February 29, 2000, and since inception (September 29, 1997) are 66.64% and 36.38%, respectively. The cumulative total return of the Fund since inception through February 29, 2000, is 111.84%. Past performance is not a guarantee of future results. Cumulative total return is calculated in a similar manner to average annual total return, except that the return is aggregated, rather than annualized.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

   o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

   o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal year ended February 29, 2000,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the SAI. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative". The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust






                               Annual Report 2000


                         FOR THE YEAR ENDED FEBRUARY 29






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                         THE CHESAPEAKE CORE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                       __________________________________

                              THE CHESAPEAKE FUNDS
                       __________________________________


                                                       April 3, 2000




Dear Shareholder:

         The Chesapeake Core Growth Fund closed the first quarter with a gain of 13.1%. This gain compares to gains of 2.3% and 7.1% for the S&P 500 and Russell 2000, respectively. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), and Core Growth (large cap) disciplines have each outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to most index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!



                                            Sincerely,

                                            /s/ W. Whitfield Gardner

                                            W. Whitfield Gardner

                  ____________________________________________

                        THE CHESAPEAKE CORE GROWTH FUND
                  ____________________________________________

                                 March 31, 2000


Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Core Growth Fund seeks capital appreciation through investments in large capitalization growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]

     Computer Software                             5.4%
     Computers & Peripherals                       8.9%
     Electronics/Instruments                       5.3%
     Energy Services                               8.9%
     Financial Services                           10.9%
     Machinery, Construction & Manufacturing       6.4%
     Networking                                    4.9%
     Pharmaceuticals                               6.7%
     Semiconductors & Related                     10.5%
     Telecommunications                           11.9%
     All Others                                   20.3%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
---------------------------------------
1.  EMC Corporation               5.6%
2.  Cisco Systems                 3.3%
3.  Enron Corporation             3.1%
4.  JDS Uniphase, Inc.            3.0%
5.  Amgen                         2.8%
6.  Citigroup, Inc.               2.7%
7.  Goldman Sachs, Inc.           2.7%
8.  Ciena Corp                    2.7%
9.  Tyco Industries, Inc.         2.7%
10. Oracle Corp.                  2.6%



Portfolio Characteristics
---------------------------------------
Number of Companies                  48
5 Yr. Historical Earnings Growth    16%
Earnings Growth - net year          25%
P/E Ratio - next year                36
  (Gardner Lewis earnings estimates)



Performance Summary
---------------------------------------
                                                Annualized
--------------------------------------------------------------------
                               Quarter                    Since
                                 End        1 Year      Inception
--------------------------------------------------------------------
          The Chesapeake
        Core Growth Fund         13.1%       60.3%        34.8%
--------------------------------------------------------------------

The inception date of the Fund was September 29, 1997. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.


                Must be accompanied or preceded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863

                                        ____________________________________________

                                               THE CHESAPEAKE CORE GROWTH FUND
                                        ____________________________________________


                                                  PORTFOLIO OF INVESTMENTS
                                                         (unaudited)
                                                       March 31, 2000

------------------------------------------------------------      -----------------------------------------------------------
Quantity        Security                        Market Value       Quantity       Security                       Market Value
============================================================      ===========================================================
   5,000   ADC Telecommunications, Inc.            269,375           6,300   IMS Health Inc.                        106,706
   2,600   AES Corporation                         204,750           3,400   Infineon Technologies ADS              195,500
   4,200   AT&T                                    236,512           2,800   JDS Uniphase, Inc.                     337,575
   2,600   Agilent Technologies, Inc.              270,400           7,200   Jones Apparel Group, Inc.              227,700
   5,200   Amgen                                   319,150           6,222   MCI Worldcom Inc.                      281,934
   2,800   BEA Systems, Inc.                       205,450           5,300   Medtronic, Inc.                        272,619
   5,300   Banc One Corp.                          182,850           6,600   Nabors Industries, Inc.                256,162
   4,465   BankAmerica Corp.                       234,133           1,300   Nokia Corp.                            288,600
   3,500   Boeing Co.                              132,344           3,800   Oracle Corp.                           296,637
   6,600   Boston Scientific Corp.                 140,662           2,800   Pharmacia & Upjohn Inc.                166,600
     900   CMGI, Inc.                              101,981           1,300   SDL, Inc.                              276,737
   2,800   CVS Corporation                         105,175           5,300   Solectron Corporation                  212,662
   6,800   Cendant Corporation                     125,800           3,080   Sun Microsystems, Inc.                 288,606
   2,600   Chase Manhattan Bank                    226,687           1,500   Sycamore Networks, Inc.                193,500
   2,400   Ciena Corp.                             302,700           2,600   Target Corp.                           194,350
   4,800   Cisco Systems                           371,100           3,100   Teradyne, Inc.                         254,200
   5,150   Citigroup Inc.                          308,356           6,000   Tyco Industries, Inc.                  300,750
   8,400   Columbia/HCA Healthcare Corp.           212,625           2,500   United Parcel Service, Inc.            157,471
   4,000   Compaq Computer Corp.                   108,000           5,625   Walt Disney Co.                        232,031
   1,300   Corning, Inc.                           252,200           2,900   Warner Lambert & Co.                   283,294
   5,040   EMC Corporation                         635,040           3,850   Weatherford International, Inc.        225,225
   4,600   Enron Corporation                       344,425           8,200   Webvan Group, Inc.                      63,037
   2,900   Goldman Sachs, Inc.                     305,225           3,200   Xilinx Inc.                            265,000
   3,500   Honeywell International, Inc.           184,406             950   i2 Technologies, Inc.                  116,019

                                                                             TOTAL EQUITY                        11,272,265

                                                                             CASH EQUIVALENT                        263,112

                                                                             TOTAL ASSETS                        11,535,377


                         THE CHESAPEAKE CORE GROWTH FUND

                     Performance Update - $25,000 Investment

                     For the period from September 29,1997
                (Commencement of Operations) to February 29, 2000


[Line Graph Here]:
-------------------------------------------------------
                 The Chesapeake    S&P 500 Total
                Core Growth Fund   Return Index
-------------------------------------------------------
   9/29/97          $25,000          $25,000
  11/30/97           24,825           25,123
   2/28/98           26,872           27,701
   5/31/98           27,649           28,907
   8/31/98           23,391           25,458
  11/30/98           28,676           31,067
   2/28/99           31,781           33,168
   5/31/99           41,198           34,984
   8/31/99           34,736           35,596
  11/30/99           41,998           37,559
   2/29/00           52,961           37,058


This graph depicts the performance of The Chesapeake Core Growth Fund versus the S&P 500 Total Return Index. It is important to note that The Chesapeake Core Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

--------------------------------------------
       One Year          Since Inception
--------------------------------------------
        66.64%                36.38%
--------------------------------------------


The graph assumes an initial $25,000 investment at September 29, 1997. All dividends and distributions are reinvested.

At February 29, 2000, The Chesapeake Core Growth Fund would have grown to $52,961 - total investment return of 111.84% since September 29, 1997.

At February 29, 2000, a similar investment in the S&P 500 Total Return Index would have grown to $37,058 - total investment return of 48.23% since September 29, 1997.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.63%

       Aerospace & Defense - 1.12%
            The Boeing Company .................................................                     3,500               $   129,063
                                                                                                                         -----------

       Apparel Manufacturing - 1.41%
         (a)Jones Apparel Group, Inc. ..........................................                     7,200                   162,900
                                                                                                                         -----------

       Commercial Services - 2.24%
         (a)Cendant Corporation ................................................                     6,800                   121,125
            United Parcel Service, Inc. ........................................                     2,500                   136,563
                                                                                                                         -----------
                                                                                                                             257,688
                                                                                                                         -----------
       Computers - 7.74%
            EMC Corporation ....................................................                     5,040                   599,760
         (a)Sun Microsystems, Inc. .............................................                     3,080                   293,370
                                                                                                                         -----------
                                                                                                                             893,130
                                                                                                                         -----------
       Computer Software & Services - 11.64%
         (a)BEA Systems, Inc. ..................................................                     3,000                   379,687
         (a)BMC Software, Inc. .................................................                     2,420                   111,320
         (a)i2 Technologies, Inc. ..............................................                     2,000                   327,000
            IMS Health Incorporated ............................................                     6,300                   127,575
         (a)Oracle Corporation .................................................                     3,800                   282,150
         (a)Vignette Corporation ...............................................                       500                   115,250
                                                                                                                         -----------
                                                                                                                           1,342,982
                                                                                                                         -----------
       Electrical Equipment - 1.46%
            Honeywell International Inc. .......................................                     3,500                   168,875
                                                                                                                         -----------

       Electronics - 2.34%
         (a)Teradyne, Inc. .....................................................                     3,100                   269,700
                                                                                                                         -----------

       Electronics - Semiconductor - 3.63%
         (a)SDL, Inc. ..........................................................                       400                   164,000
         (a)Xilinx, Inc. .......................................................                     3,200                   255,200
                                                                                                                         -----------
                                                                                                                             419,200
                                                                                                                         -----------
       Entertainment - 1.54%
            The Walt Disney Company ............................................                     5,300                   177,550
                                                                                                                         -----------

       Financial - Banks, Commercial - 1.03%
            Bank of America Corporation ........................................                     2,590                   119,302
                                                                                                                         -----------



                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 4.87%
            Banc One Corporation ...............................................                     5,300               $   137,137
            Citigroup Inc. .....................................................                     5,150                   266,191
         (a)The Chase Manhattan Corporation ....................................                     2,000                   159,250
                                                                                                                         -----------
                                                                                                                             562,578
                                                                                                                         -----------
       Financial - Securities Broker - 2.32%
            The Goldman Sachs Group, Inc. ......................................                     2,900                   268,250
                                                                                                                         -----------

       Food - Wholesale - 0.81%
         (a)Webvan Group Inc. ..................................................                     8,200                    93,275
                                                                                                                         -----------

       Forest Products & Paper - 0.99%
            International Paper Company ........................................                     3,100                   114,119
                                                                                                                         -----------

       Medical - Biotechnology - 12.73%
         (a)Affymetrix, Inc. ...................................................                       800                   231,700
         (a)Amgen, Inc. ........................................................                     5,200                   354,575
         (a)Human Genome Sciences, Inc. ........................................                     2,600                   567,450
            Medtronic, Inc. ....................................................                     6,500                   315,656
                                                                                                                         -----------
                                                                                                                           1,469,381
                                                                                                                         -----------
       Medical - Hospital Mgmt & Service - 1.41%
            Columbia/HCA Healthcare Corporation ................................                     8,400                   162,750
                                                                                                                         -----------

       Medical Supplies - 1.04%
         (a)Boston Scientific Corporation ......................................                     6,600                   120,450
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.09%
            Corning Incorporated ...............................................                     1,300                   244,400
            Tyco International Ltd. ............................................                     6,000                   227,625
                                                                                                                         -----------
                                                                                                                             472,025
                                                                                                                         -----------
       Oil & Gas - Domestic - 2.74%
            Enron Corp. ........................................................                     4,600                   316,538
                                                                                                                         -----------

       Pharmaceuticals - 3.31%
            Pharmacia & Upjohn, Inc. ...........................................                     2,800                   133,350
            Warner-Lambert Company .............................................                     2,900                   248,131
                                                                                                                         -----------
                                                                                                                             381,481
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Retail - Drug Stores - 0.85%
            CVS Corporation ....................................................                     2,800               $    98,000
                                                                                                                         -----------

       Retail - General Merchandise - 1.33%
            Target Corporation .................................................                     2,600                   153,400
                                                                                                                         -----------

       Scientific & Electrical Instruments - 3.14%
         (a)Agilent Technologies, Inc. .........................................                     3,500                   362,906
                                                                                                                         -----------

       Telecommunications - 8.27%
         (a)CIENA Corporation ..................................................                     2,600                   415,513
         (a)Sycamore Networks, Inc. ............................................                     1,500                   222,000
         (a)Cisco Systems, Inc. ................................................                     2,400                   317,250
                                                                                                                         -----------
                                                                                                                             954,763
                                                                                                                         -----------
       Telecommunications Equipment - 13.28%
         (a)ADC Telecommunications, Inc. .......................................                     5,000                   224,375
         (a)Infonet Services Corporation - Class B .............................                     5,800                   160,225
         (a)JDS Uniphase Corporation ...........................................                     1,400                   369,250
         (a)Nokia Oyj - ADR ....................................................                     1,600                   318,000
            Telefonaktiebolaget LM Ericsson - ADR ..............................                     4,800                   460,800
                                                                                                                         -----------
                                                                                                                           1,532,650
                                                                                                                         -----------
       Utilities - Electric - 1.89%
         (a)The AES Corporation ................................................                     2,600                   217,912
                                                                                                                         -----------

       Utilities - Telecommunications - 2.41%
         (a)MCI WorldCom, Inc. .................................................                     6,222                   277,657
                                                                                                                         -----------

            Total Common Stocks (Cost $7,416,235) .................................................                       11,498,525
                                                                                                                         -----------

INVESTMENT COMPANY - 0.46%

       Evergreen Money Market Institutional Money
            Market Fund Institutional Service Shares .............................................. 53,250                    53,250
            (Cost $53,250)                                                                                               -----------


Total Value of Investments (Cost $7,469,485 (b)) ..................................................         100.09 %    $11,551,775
Liabilities In Excess of Other Assets .............................................................          (0.09)%         (9,881)
                                                                                                            ------      -----------
       Net Assets .................................................................................         100.00 %    $11,541,894
                                                                                                            ======      ===========



                                                                                                                         (Continued)

       C>

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000






       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $7,483,621.  Unrealized appreciation (depreciation)
            of investments for federal income tax purposes is as follows:

            Unrealized appreciation ..............................................................................      $ 4,623,240
            Unrealized depreciation ..............................................................................         (555,086)
                                                                                                                        -----------

                            Net unrealized appreciation ..........................................................      $ 4,068,154
                                                                                                                        ===========
































See accompanying notes to financial statements

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          February 29, 2000



ASSETS
       Investments, at value (cost $7,469,485) ..........................................................                $11,551,775
       Income receivable ................................................................................                      5,674
                                                                                                                         -----------

            Total assets ................................................................................                 11,557,449
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .................................................................................                     15,555
                                                                                                                         -----------

NET ASSETS
       (applicable to 594,210 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..........................................                $11,541,894
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($11,541,894 / 594,210 shares) ...................................................................                     $19.42
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ..................................................................................                $ 6,819,277
       Undistributed net realized gain on investments ...................................................                    640,327
       Net unrealized oappreciation on investments ......................................................                  4,082,290
                                                                                                                         -----------
                                                                                                                         $11,541,894
                                                                                                                         ===========

























See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended February 29, 2000



INVESTMENT LOSS

       Income
            Dividends .....................................................................................             $    52,964
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) .............................................................                  80,628
            Fund administration fees (note 2) .............................................................                   6,064
            Custody fees ..................................................................................                   4,446
            Registration and filing administration fees (note 2) ..........................................                   2,996
            Fund accounting fees (note 2) .................................................................                  21,000
            Audit fees ....................................................................................                  17,957
            Securities pricing fees .......................................................................                   3,415
            Shareholder administration fees (note 2) ......................................................                  12,500
            Shareholder recordkeeping fees ................................................................                   9,000
            Shareholder servicing expenses ................................................................                   3,404
            Registration and filing expenses ..............................................................                   5,800
            Printing expenses .............................................................................                   4,294
            Trustee fees and meeting expenses .............................................................                   7,010
            Other operating expenses ......................................................................                   2,509
                                                                                                                        -----------

                  Total expenses ..........................................................................                 181,023
                                                                                                                        -----------

                  Less:
                       Expense reimbursements (note 4) ....................................................                  (5,446)
                       Investment advisory fees waived (note 2) ...........................................                 (69,737)
                       Fund administration fees waived (note 2) ...........................................                  (4,882)
                       Shareholder administration fees waived (note 2) ....................................                  (8,339)
                                                                                                                        -----------

                  Net expenses ............................................................................                  92,619
                                                                                                                        -----------

                       Net investment loss ................................................................                 (39,655)
                                                                                                                        -----------


       REALIZED AND UNREALIZED GAIN ON INVESTMENTS

            Net realized gain from investment transactions ................................................               1,466,680
            Increase in unrealized appreciation on investments ............................................               3,065,717
                                                                                                                        -----------

            Net realized and unrealized gain on investments ...............................................               4,532,397
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ....................................             $ 4,492,742
                                                                                                                        ===========







See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                  February 29,         February 28,
                                                                                                      2000                 1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
          Net investment loss ..............................................................       $   (39,655)         $   (33,853)
          Net realized gain from investment transactions ...................................         1,466,680              175,957
          Increase in unrealized appreciation on investments ...............................         3,065,717              581,260
                                                                                                   -----------          -----------

              Net increase in net assets resulting from operations .........................         4,492,742              723,364
                                                                                                   -----------          -----------

     Distributions to shareholders from
          Net realized gain from investment transactions ...................................          (744,241)                   0
                                                                                                   -----------          -----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) .............         1,743,880             (722,119)
                                                                                                   -----------          -----------

                   Total increase in net assets ............................................         5,492,381                1,245

NET ASSETS

     Beginning of year .....................................................................         6,049,513            6,048,268
                                                                                                   -----------          -----------

     End of year ...........................................................................       $11,541,894          $ 6,049,513
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:

                                             ---------------------------------------------------------------------------------------
                                                                    Year ended                                Year ended
                                                                 February 29, 2000                         February 28, 1999

                                                            Shares               Value                Shares               Value
                                             ---------------------------------------------------------------------------------------

Shares sold ..............................                    71,242          $ 1,034,336              200,589          $ 2,203,206
Shares issued for reinvestment
     of distributions ....................                    48,484              744,241                    0                    0
                                                         -----------          -----------          -----------          -----------

                                                             119,726            1,778,577              200,589            2,203,206

Shares redeemed ..........................                    (2,420)             (34,697)            (287,983)          (2,925,325)
                                                         -----------          -----------          -----------          -----------

     Net increase (decrease) .............                   117,306          $ 1,743,880              (87,394)         $  (722,119)
                                                         ===========          ===========          ===========          ===========







See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)




------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended           Year ended        Period ended
                                                                          February 29,         February 28,       February 28,
                                                                              2000                 1999             1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .............................            $12.68               $10.72               $10.00

      Income from investment operations
           Net investment loss ...................................             (0.07)               (0.07)               (0.01)
           Net realized and unrealized gain on investments .......              8.18                 2.03                 0.75
                                                                         -----------          -----------          -----------

                Total from investment operations .................              8.11                 1.96                 0.74
                                                                         -----------          -----------          -----------

      Distributions to shareholders from
           Distribution in excess of net investment income .......             (0.00)                0.00                (0.02)
           Net realized gain from investment transactions ........             (1.37)                0.00                 0.00
                                                                         -----------          -----------          -----------

                Total distributions ..............................             (1.37)                0.00                (0.02)
                                                                         -----------          -----------          -----------

Net asset value, end of period ...................................            $19.42               $12.68               $10.72
                                                                         ===========          ===========          ===========


Total return .....................................................             66.64 %              18.27 %               7.49 %
                                                                         ===========          ===========          ===========


Ratios/supplemental data

      Net assets, end of period ..................................       $11,541,894          $ 6,049,513          $ 6,048,268
                                                                         ===========          ===========          ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .........              2.25 %               2.73 %               3.19 % (b)
           After expense reimbursements and waived fees ..........              1.15 %               1.39 %               1.24 % (b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .........             (1.59)%              (1.89)%              (2.19)% (b)
           After expense reimbursements and waived fees ..........             (0.49)%              (0.55)%              (0.24)% (b)


      Portfolio turnover rate ....................................            130.44 %             174.44 %              29.83 %




(a) For the period from September 29, 1997 (Commencement of Operations) to February 28, 1998.

(b) Annualized.



See accompanying notes to financial statements


                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Core Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act"), as amended. The Fund began operations on September 29, 1997. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since the Fund intends to distribute substantially all taxable income to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending February 29.


                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor intends to voluntarily waive all or a portion of its fee. There can be no assurance that the foregoing voluntary fee waiver will continue. The Advisor has voluntarily waived its fee amounting to $69,737 ($0.13 per share) for the fiscal year ended February 29, 2000.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities. The Administrator has voluntarily waived a portion of its total fees amounting to $13,221 ($0.02 per share) for the fiscal year ended February 29, 2000.

         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $11,261,361 and $10,349,061, respectively, for the fiscal year ended February 29, 2000.


NOTE 4 - EXPENSE REDUCTION

         The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the year ended February 29, 2000, the Fund's expenses were reduced by $5,446 under this agreement.



                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

         For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total $1.37 per share distribution for the year ended February 29, 2000, $0.41 represents long-term capital gains and the remaining $0.96 represents the short-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis Investment  Trust and  Shareholders of
  The Chesapeake Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund, including the portfolio of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended February 29, 2000 and February 28, 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 29, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Core Growth Fund as of February 29, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP


Princeton, New Jersey
March 22, 2000

                                     PART C
                                     ======

                                    FORM N1-A

                                OTHER INFORMATION


ITEM 23.  Exhibits
          --------

(a)      Amended and Restated Declaration of Trust.^4

(b)      Amended and Restated By-Laws.^4

(c)      Not Applicable.

(d)(1) Investment Advisory Agreement for The Chesapeake Aggressive Growth Fund between the Gardner Lewis Investment Trust and Gardner Lewis Asset Management, as Advisor.^1

(d)(2) Investment Advisory Agreement for The Chesapeake Growth Fund between the Gardner Lewis Investment Trust and Gardner Lewis Asset Management, as Advisor.^2

(d)(3) Investment Advisory Agreement for The Chesapeake Core Growth Fund between the Gardner Lewis Investment Trust and Gardner Lewis Asset Management, as Advisor.^10

(e)(1) Distribution Agreement for The Chesapeake Aggressive Growth Fund between the Gardner Lewis Investment Trust and Capital Investment Group, Inc., as Distributor.^3

(e)(2) Distribution Agreement for the Chesapeake Growth Fund between the Gardner Lewis Investment Trust and Capital Investment Group, Inc., as Distributor.^2

(e)(3) Distribution Agreement for the Chesapeake Core Growth Fund between the Gardner Lewis Investment Trust and Capital Investment Group, Inc., as Distributor.^10

(f)      Not Applicable.

(g) Custodian Agreement between the Registrant and First Union National Bank of North Carolina, as Custodian.^9

(h)(1)   Fund   Accounting,   Dividend   Disbursing   &   Transfer   Agent   and
         Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^1

(h)(2) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^6

(h)(3) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^7

(h)(4) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^10

(h)(5) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^11

(h)(6) Fund Accounting and Compliance Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^12

(h)(7) Dividend Disbursing and Transfer Agent Agreement between the Gardner Lewis Investment Trust and NC Shareholder Services, LLC, as Transfer Agent.^12

(h)(8) Expense Limitation Agreement between Gardner Lewis Investment Trust and Gardner Lewis Asset Management with respect to The Chesapeake Core Growth Fund.^13

(i)(1)   Opinion and Consent of Counsel.^11

(i)(2)   Consent  of  Dechert   Price  &  Rhoads,   Counsel,   with  respect  to
         Post-Effective Amendment No. 19.^12

(i)(3)   Consent  of  Dechert   Price  &  Rhoads,   Counsel,   with  respect  to
         Post-Effective Amendment No. 20.^13

(i)(4)   Consent of Dechert Price & Rhoads, Counsel.

(j)(1) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to The Chesapeake Aggressive Growth Fund.^13

(j)(2) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to The Chesapeake Growth Fund.

(j)(3) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to The Chesapeake Core Growth Fund.

(k)      Not applicable.

(l)      Not applicable.

(m) Distribution Plan under Rule 12b-1 for the Gardner Lewis Investment Trust regarding the Chesapeake Growth Fund Class A Investor Shares, Class C Investor Shares and Class D Investor Shares.^5

(n)      Amended and Restated Rule 18f-3 Multi-Class Plan.^12

(p)(1)   Code of Ethics for the Gardner Lewis Investment Trust

(p)(2)   Code of Ethics for Gardner Lewis Asset Management

(q)      Copy of Powers of Attorney.^8

-----------------------

1. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 4 on Form N-1A filed on December 21, 1993 (File No. 33-53800).

2. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 5 on Form N-1A filed on January 27, 1994 (File No. 33-53800).

3. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 6 on Form N-1A filed on November 16, 1994 (File No. 33-53800).

4. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 7 on Form N-1A filed on February 3, 1995 (File No. 33-53800).

5. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 8 on Form N-1A filed on February 7, 1995 (File No. 33-53800).

6. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 9 on Form N-1A filed on October 26, 1995 (File No. 33-53800).

7. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 11 on Form N-1A filed on July 8, 1996 (File No. 33-53800).

8. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 12 on Form N-1A filed on December 11, 1996 (File No. 33-53800).

9. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 13 on Form N-1A filed on June 30, 1997 (File No. 33-53800).

10. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 14 on Form N-1A filed on September 3, 1997 (File No. 33-53800).

11. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 15 on Form N-1A filed on October 9, 1997 (File No. 33-53800).

12. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 19 on Form N-1A filed on April 30, 1999 (File No. 33-53800).

13. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 20 on Form N-1A filed on January 3, 2000 (File No. 33-53800).




ITEM 24.  Persons Controlled by or Under Common Control with the Registrant
          -----------------------------------------------------------------

                 No person is  controlled  by or under  common  control with the
             Registrant.


ITEM 25.  Indemnification
          ---------------

                 The Amended and Restated Declaration of Trust and Bylaws of the
             Registrant  contain  provisions  covering  indemnification  of  the officers and trustees. The following are summaries of the applicable provisions.

                 The  Registrant's  Declaration  of Trust  provides  that  every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

                 No  indemnification  will be  provided to a trustee or officer:
             (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

                 The  rights  of  indemnification  may  be  insured  against  by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

                 Article  XIV of  the  Registrant's  Bylaws  provides  that  the
             Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

                 This  indemnification  will  be  provided  with  respect  to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of
             Article XIV of the Registrant's Bylaws.


ITEM 26.  Business and other Connections of the Investment Advisor
          --------------------------------------------------------

                 See  the  section  entitled  "Management  of  the  Fund" in the
             Statement   of  Additional   Information  for  each  fund  and  the
             Investment Advisor's Form ADV filed with the Commission, which is hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Investment Advisor who serves the same role for the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged inany other business, profession, vocation or employment of a substantial nature. The Investment Advisor currently serves as investment advisor to numerous institutional and individual clients.


ITEM 27.  Principal Underwriter
          ---------------------

     (a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, The Chesapeake Core Growth Fund, Capital Value Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, EARNEST Partners Fixed Income Trust, WST Growth Fund, Blue Ridge Total Return Fund, SCM Strategic Growth Fund, The CarolinasFund, Wisdom Fund, and de Leon Internet 100 Fund.



     (b)

                                                                 POSITION(S) AND
NAME AND PRINCIPAL         POSITION(S) AND OFFICE(S) WITH        OFFICE(S)
BUSINESS ADDRESS           CAPITAL INVESTMENT GROUP, INC.        WITH REGISTRANT
================           ==============================        ===============

Richard K. Bryant          President                             None
17 Glenwood Avenue
Raleigh, N.C. 27622

E.O. Edgerton, Jr.         Vice President                        None
17 Glenwood Avenue
Raleigh, N.C.  27622

Delia Zimmerman            Secretary                             None
17 Glenwood Avenue
Raleigh, N.C.  27622

Con T. McDonald            Assistant Vice-President              None
17 Glenwood Avenue
Raleigh, N.C.  27622

W. Harold Eddins, Jr.      Assistant Vice-President              None
17 Glenwood Avenue
Raleigh, N.C.  27622

Richard S. Battle          Assistant Vice-President              None
17 Glenwood Avenue
Raleigh, N.C.  27622


(c)

  ====================================== ================== ==================== ================== ==================
                                         Net Underwriting   Compensation on
                                         Discounts and      Redemption and       Brokerage          Other
  Name of Principal Underwriter          Commissions        Repurchases          Commissions*       Compensation
  ====================================== ================== ==================== ================== ==================

  Capital Investment Group, Inc.         None               None                 $784               None
  -------------------------------------- ------------------ -------------------- ------------------ ------------------

            * Total  for  The   Chesapeake   Aggressive   Growth  Fund  and  The
              Chesapeake Growth Fund for their fiscal years ended August 31, 1999 and February 29, 2000, respectively.


ITEM 28.  Location of Accounts and Records
          --------------------------------

                   All  account  books and records  not  normally  held by First
             Union National Bank, the Custodian to the Registrant, are held by the Registrant in the offices of The Nottingham Company, Fund Accountant and Administrator; NC Shareholder Services, Transfer Agent to the Registrant; or by Gardner Lewis Asset Management, the Advisor to the Registrant.

                   The address of The Nottingham Company is 105 North Washington
             Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of Gardner Lewis Asset Management is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The address of First Union National Bank is 123 South Broad Street, Philadelphia, Pennsylvania 19109.


ITEM 29.  Management Services
          -------------------

                   The  substantive   provisions  of  the  Fund  Accounting  and
             Compliance Administration and the Dividend Disbursing & Transfer Agent Agreement between the Registrant and The Nottingham Company and NC Shareholder Services, respectively, are discussed in Part B hereof.


ITEM 30.  Undertakings
          ------------

                   None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 21 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 30th day of June, 2000.


GARDNER LEWIS INVESTMENT TRUST


By:  /s/ C. Frank Watson, III
    ______________________________
      C. Frank Watson, III
      Secretary


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                      *
_____________________________________________      Trustee
Jack E. Brinson                  Date


                      *
_____________________________________________      Trustee and Chairman,
W. Whitfield Gardner             Date              (Principal Executive Officer)


                      *
_____________________________________________      Trustee
Steve J. Kneeley                 Date


/s/ Julian G. Winters        June 30, 2000
_____________________________________________      Treasurer
Julian G. Winters                Date



* By:  /s/ C. Frank Watson, III              Dated: June 30, 2000
      ________________________________
        C. Frank Watson, III
        Attorney-in-Fact

                         GARDNER LEWIS INVESTMENT TRUST
                                  EXHIBIT INDEX

                      (FOR POST-EFFECTIVE AMENDMENT NO. 21)
                      _____________________________________


EXHIBIT NO.
UNDER PART C
OF FORM N-1A               DESCRIPTION
------------               -----------

   (i)(4)      Consent of Dechert Price & Rhoads, Counsel

   (j)(2) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to The Chesapeake Growth Fund

   (j)(3) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to The Chesapeake Core Growth Fund

   (p)(1)      Code of Ethics for the Gardner Lewis Investment Trust

   (p)(2)      Code of Ethics for Gardner Lewis Asset Management